As filed with the Securities and Exchange Commission on November 20, 2018

1933 Act File No. 333-227841

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☐
PRE-EFFECTIVE AMENDMENT NO. 1 ☒
POST-EFFECTIVE AMENDMENT NO. ____ ☐

EATON VANCE MUNICIPAL INCOME TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 672-8305
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fees(3)
Common Stock $0.01 par value	4,979,521	$12.54	$62,443,193.34	$7,568.12

(1) Estimated solely for the purposes of calculation the filing fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Net asset value per common share as of November 12, 2018.

(3) $143.18 previously paid in connection with the registration of $1,150,000 worth of common shares on October 15, 2018.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement contains the following papers and documents:

Cover Sheet

Part A – Proxy Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

eATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

Two International Place
Boston, Massachusetts 02110

November 21, 2018

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance New Jersey Municipal Income Trust (the “Acquired Fund”) on January 10, 2019, to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization (the “Reorganization”) of the Acquired Fund into Eaton Vance Municipal Income Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). Under the terms of the Plan, if approved, the common shares of the Acquired Fund will, in effect, be exchanged for new common shares of the Acquiring Fund with an equal aggregate net asset value, as described in greater detail in the enclosed Proxy Statement and Prospectus.

The enclosed combined Proxy Statement and Prospectus describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management, the investment adviser to the Funds, the Board of Trustees of each Fund determined that the Reorganization is in the best interest of each Fund. Common shareholders of the Acquired Fund would benefit from the Reorganization because they would become common shareholders of a larger fund that also seeks current income exempt from federal income taxes, although, unlike the Acquired Fund, such income is not also exempt from New Jersey state personal income taxes. Following the Reorganization, the combined Acquiring Fund is expected to have a lower total expense ratio and higher net income per common share than the Acquired Fund currently, although the advisory fee rate currently paid by the Acquiring Fund is higher than that of the Acquired Fund. The Acquired Fund’s shareholders are also expected to benefit from substantial continuity in management and administration following the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Acquired Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed materials. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Acquired Fund avoid the expense of additional solicitation.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-888-628-1041 Monday through Friday 9:00 a.m. to 10:00 p.m., Eastern Time. Your participation in this vote is extremely important.

Sincerely,

/s/ Payson F. Swaffield

Payson F. Swaffield

President

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

eATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

(the “Acquired Fund”)

Notice of SPECIAL Meeting of Shareholders
TO BE HELD JANUARY 10, 2019

To the shareholders of the Acquired Fund:

A special meeting of the shareholders of the Acquired Fund will be held at Two International Place, Boston, Massachusetts, on January 10, 2019, at 2:00 p.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) by and between Eaton Vance Municipal Income Trust (the “Acquiring Fund”) and the Acquired Fund providing for the reorganization of the Acquired Fund into Acquiring Fund. Under the Plan, the Acquired Fund would transfer all of its assets and liabilities to a wholly-owned subsidiary (“Merger Subsidiary”) of the Acquiring Fund, and the Acquiring Fund would acquire such assets and assume such liabilities upon delivery by the Merger Subsidiary to the Acquired Fund of common shares of the Acquiring Fund, which would be distributed proportionately on the basis of net asset value, in complete liquidation and dissolution of the Acquired Fund, to Acquired Fund shareholders. The Merger Subsidiary would thereafter merge with and into the Acquiring Fund, with the Acquiring Fund assuming the assets and liabilities of the Merger Subsidiary.

Pursuant to separate proxy statements/prospectuses, shareholders of other closed-end investment companies were also asked to approve an Agreement and Plan of Reorganization between each such fund and the Acquiring Fund.

The Board of Trustees of the Acquired Fund recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.

Shareholders of record as of the close of business on November 8, 2018, are entitled to vote at the meeting or any postponement or adjournment thereof.

By order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

November 21, 2018

IMPORTANT

Shareholders can help the Acquired Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

QUESTIONS AND ANSWERS

Regarding the Proposed Reorganization of Eaton Vance New Jersey Municipal Income Trust (the “Acquired Fund”) into Eaton Vance Municipal Income Trust (together with the Acquired Fund, the “Funds”)

Answers to questions about the proposed Reorganization should be reviewed along with the proxy materials.

Q: Why did I receive a Proxy Statement?

A:	You are being asked to vote on an important matter related to your Acquired Fund. The Board of Trustees of the Acquired Fund voted to recommend the Reorganization of the Acquired Fund into Eaton Vance Municipal Income Trust. The Acquired Fund’s shareholders are being asked to consider the proposed Reorganization and approve an Agreement and Plan of Reorganization for the Acquired Fund at a special meeting scheduled to be held on Thursday, January 10, 2019 at 2:00 p.m. Eastern Time.

The Board of Trustees of the Acquired Fund recommends that you vote FOR the proposal.

Q: How will the proposed Reorganization affect me?

A:	If the proposed Reorganization is approved and completed, as a shareholder of the Acquired Fund, you will become a shareholder of Eaton Vance Municipal Income Trust, and the number of shares you receive will be based on the pre-Reorganization net asset value of your Acquired Fund shares. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed Reorganization, including a comparison of the investment objectives, policies and risks of the Acquired Fund and Eaton Vance Municipal Income Trust, and for a more complete description of Eaton Vance Municipal Income Trust.

Q: How will the Reorganizations be effected?

A:	Under the Plan, the Acquired Fund will merge into a wholly-owned subsidiary of the Acquiring Fund that is structured as a Delaware limited liability company (“Merger Subsidiary”) and Acquiring Fund common shares will be distributed proportionately on the basis of net asset value to Acquired Fund shareholders. The Merger Subsidiary will thereafter merge with and into the Acquiring Fund. Due to the redemption of Institutional MuniFund Term Preferred Shares prior to the Reorganization, the Reorganization will be effected pursuant to the Delaware merger statute to enable the Reorganization to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Q: If approved, when would the proposed Reorganization take place?

A:	If approved, the proposed Reorganization would be expected to be completed as soon as practicable following the January 10, 2019 shareholder vote or later if the meeting is adjourned or postponed.

Q: What are the potential benefits of the proposed Reorganization?

A:	It is expected that shareholders of the Acquired Fund will benefit from the proposed Reorganization because they will become shareholders of a larger fund that has similar investment objectives and policies. As discussed further in the Proxy Statement/Prospectus, each Fund invests primarily in municipal obligations the interest from which is exempt from federal income taxes, although Eaton Vance Municipal Income Trust, unlike the Acquired Fund, does not invest primarily in obligations the interest from which is exempt from New Jersey state personal income taxes. Following the Reorganization, the Eaton Vance Municipal Income Trust is expected to have a lower total expense ratio and higher net income per common share than the Acquired Fund currently, although the advisory fee rate currently paid by the Eaton Vance Municipal Income Trust is higher than that of the Acquired Fund. Acquired Fund shareholders are also expected to benefit from substantial continuity in management and administration following the proposed Reorganization. The proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes.

Q: What are the costs of the proposed Reorganization?

A:	The costs associated with the proposed Reorganization are to be borne by the Acquired Fund’s common shareholders and are estimated to be approximately $43,125 (excluding any trading costs associated with repositioning a fund’s portfolio, which will be borne by the fund that directly incurs such costs). Due to the alignment of the objectives and strategies of the Fund and Eaton Vance Municipal Income Trust, Eaton Vance Municipal Income Trust is expected to retain substantially all of the assets acquired in the Reorganization. As a result, the costs of portfolio repositioning are expected to be minimal. For additional information please see “Proposal 1 – Approve Agreement and Plan of Reorganization—Terms of the Plan and Cost Allocation” in the Proxy Statement/Prospectus.

Q: Who do I call with any questions?

A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC (“AST”), the Acquired Fund’s proxy solicitor, toll-free at 1-888-628-1041. Please have your proxy materials available when you call.

Q: Why should I vote?

A:	Your vote is very important. We encourage you to vote your shares as soon as possible. If the Acquired Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the Acquired Fund’s proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q: How do I vote my shares?

A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number or over the Internet at the website provided in the materials enclosed, using your proxy card as a guide.

Q: Will Eaton Vance Management contact shareholders?

A:	Eaton Vance Management or its agents may contact shareholders directly. AST is the Acquired Fund’s proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus.

Please read it carefully.

PROXY STATEMENT of

Eaton Vance New Jersey Municipal Income Trust

(the “Acquired Fund”)

PROSPECTUS for

Common Shares of
Eaton Vance Municipal Income Trust
(the “Acquiring Fund”)

Two International Place

Boston, Massachusetts 02110

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 10, 2019.

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE ACQUIRED FUND

ARE AVAILABLE ON THE INTERNET AT

http://funds.eatonvance.com/includes/loadDocument.php?fn=30318.pdf&dt=fundPDFs

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, a Massachusetts business trust registered as a closed-end management investment company, to be held on January 10, 2019 (the “Meeting Date”) at 2:00 p.m., Eastern Time, at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of the Acquired Fund and the Prospectus of the Acquiring Fund. (The Acquired Fund and the Acquiring Fund are each hereinafter sometimes referred to as a “Fund” or, collectively, as the “Funds.”) For ease of reference, references herein to shareholders are to shareholders of common shares of the Funds. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders of the Acquired Fund who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of the Acquired Fund.

This Proxy Statement/Prospectus relates to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A. The Plan provides for the reorganization of the Acquired Fund into the Acquiring Fund, which, if approved, would be effected in a multi-step process as follows:

•	Pursuant to Delaware’s merger statute, the Acquired Fund would transfer all of its assets and assign its liabilities to a wholly-owned subsidiary (“Merger Subsidiary”) (a Delaware limited liability company that is subject to such statute) of the Acquiring Fund, and the Acquiring Fund would acquire such assets and assume such liabilities upon delivery by the Merger Subsidiary to the Acquired Fund of common shares of the Acquiring Fund (including fractional shares if applicable) having an aggregate net asset value equal to the value of the assets so transferred.
•	The common shares of the Acquiring Fund (including fractional shares if applicable) would be distributed to the Acquired Fund shareholders proportionately on the basis of net asset value, in complete liquidation and dissolution of the Acquired Fund.
•	Pursuant to Delaware’s merger statute, the Merger Subsidiary would merge with and into the Acquiring Fund, with the Merger Subsidiary distributing its assets to the Acquiring Fund, and the Acquiring Fund assuming the liabilities of the Merger Subsidiary.
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•	The transactions between the Acquired Fund and the Merger Subsidiary and between the Merger Subsidiary and the Acquiring Fund would constitute statutory mergers of the Acquired Fund into the Merger Subsidiary and of the Merger Subsidiary into Acquiring Fund, respectively, for purposes of the Delaware Limited Liability Company Act.

Completion of the above steps is expected to be substantially contemporaneous. The Reorganization will be effected pursuant to the Delaware merger statute to enable the Reorganization to qualify as a tax-free reorganization for U.S. federal income tax purposes. After the Reorganization, the Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/ Prospectus.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “EVN” and will continue to be so listed after the Reorganization. The common shares of the Acquired Fund are listed on the NYSE American LLC (the “NYSE American”) exchange under the ticker symbol “EVJ.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE and the NYSE American, 11 Wall Street, New York, New York 10005. Documents filed by the Funds with the Securities and Exchange Commission (“SEC”) may be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. The same information is available free from the SEC’s website (http://www.sec.gov). Investors may also e-mail requests for these documents to publicinfo@sec.gov or may make a request in writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520.

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, AST, 48 Wall Street, 22nd Floor, New York, NY 10005, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about November 21, 2018. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Board of Trustees (the “Board” or “Trustees”) of the Acquired Fund has fixed the close of business on November 8, 2018 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. The Acquired Fund’s shareholders at the close of business on the Record Date will be entitled to one vote for each share of the Acquired Fund held.

This Proxy Statement/Prospectus sets forth concisely the information that you should know before investing. You should read and retain this Proxy Statement/Prospectus for future reference. To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-888-628-1041 Monday through Friday 9:00 a.m. to 10:00 p.m., Eastern Time.

The following documents are on file with the SEC or are available at no charge by calling Eaton Vance Management (“Eaton Vance,” or the “Adviser”) at (800) 262-1122. The documents are incorporated by reference (and therefore legally part of) this Proxy Statement/Prospectus.

▪	Acquiring Fund’s annual report to shareholders dated November 30, 2017
▪	Acquiring Fund’s semi-annual report to shareholders dated May 31, 2018
▪	Acquired Fund’s annual report to shareholders dated November 30, 2017
▪	Acquired Fund’s semi-annual report to shareholders dated May 31, 2018
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▪	A Statement of Additional Information dated November 21, 2018 that relates to this Proxy Statement/Prospectus and the Reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is November 21, 2018.

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TABLE OF CONTENTS

SUMMARY	i
PROPOSAL 1: APPROVE AGREEMENT AND PLAN OF REORGANIZATION	1
Comparison of the Funds: Investment Objectives and Policies	3
Risk Factors and Special Considerations	7
Fees and Expenses for Common Shareholders of the Funds	15
Capitalization	17
Past Performance of Each Fund	17
Information About Common Shares of the Funds	18
Information About IMTP	19
U.S. Federal Income Tax Matters	20
Governing Law	20
Certain Provisions of the Declarations of Trust	21
Financial Highlights	22
Summary of Agreement and Plan of Reorganization	22
Tax Consequences of the Reorganization	23
Management of the Funds and Fund Service Providers	26
Required Vote and Other Information about the Meeting	28
Ownership of Shares	31
Experts	32
Available Information	32
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: DIVIDEND REINVESTMENT PLAN	B-1
APPENDIX C: fEDERAL INCOME TAX MATTERS	C-1
APPENDIX D: FINANCIAL HIGHLIGHTS	D-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

iv

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees have approved the Plan, which provides for the merger of the Acquired Fund into the Merger Subsidiary, with the Merger Subsidiary being the surviving entity. Common shareholders of the Acquired Fund will receive shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) (including fractional shares if applicable). The Merger Subsidiary will then merge with and into the Acquiring Fund, with the Merger Subsidiary distributing its assets to the Acquiring Fund, and the Acquiring Fund assuming the liabilities of the Merger Subsidiary. The Acquired Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and dissolve under Massachusetts law. The Plan is attached hereto as Appendix A. The aggregate net asset value of each shareholder’s shares of the Acquiring Fund immediately after the Reorganization will be the same as the aggregate net asset value of such shareholder’s Acquired Fund shares immediately prior to the Reorganization.

At or prior to the Closing, as defined in the Plan, the Acquired Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending on the closing date and, if applicable, the prior taxable year. The Trustees, including the Trustees who are not “interested persons” of the Acquired Fund and the Acquiring Fund as defined in the 1940 Act (the “Independent Trustees”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of each Fund.

Background and Rationale for the Proposed Transaction. The Trustees considered a number of factors in approving the Reorganization, including, without limitation, the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the Acquired Fund’s fees and expenses; market discounts to net asset value (“NAV”) per common share; each Fund’s performance history; the expectation that the Reorganization will not result in NAV dilution for shareholders of either Fund; the tax implications of the Reorganization; potential economies of scale; the costs, tax consequences and proposed terms of the Reorganization; the potential effect of the Reorganization on Eaton Vance, the adviser to each Fund; the continuity of management and administration between the two Funds; and the potential effect of the Reorganization on Fund distributions. The Trustees considered that, among other things, combining the Funds would be expected to produce additional economies of scale and reduce the total expense ratio for the Acquired Fund’s shareholders, and the Reorganization would qualify as a tax-free reorganization for federal income tax purposes. Moreover, the Trustees considered that shareholders of the Acquired Fund would benefit from a larger combined fund with a similar investment objective and investment policies except that the Acquired Fund seeks to provide income exempt from New Jersey state personal income taxes and the Acquiring Fund does not. The Reorganization will result in each Fund’s shareholders holding a smaller percentage of the Acquiring Fund’s outstanding shares than they held in their respective Fund prior to the Reorganization. Although this will not represent a dilution of any shareholder’s economic interests, it will dilute each shareholder’s relative voting power.

Process and Timing. Common shareholders of the Acquired Fund are being asked to vote on the Reorganization at a special meeting scheduled for January 10, 2019, at 2:00 p.m., Eastern Time. Shareholders of record as of the close of business on November 8, 2018, are entitled to vote at the meeting or any postponement or adjournment thereof. If approved, the Reorganization is expected to be completed as soon as practicable following the shareholder meeting or later if the meeting is adjourned or postponed.

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Tax Consequences. The Acquired Fund will obtain an opinion of counsel to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Acquired Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization.

Comparison of the Funds. The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by the more complete information contained herein and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus and Statement of Additional Information carefully.

▪	Investment Objectives and Policies. The Acquired Fund is a registered, non-diversified closed-end management investment company under the 1940 Act and the Acquiring Fund is a registered, diversified closed-end management investment company under the 1940 Act. During normal market conditions, at least 80% of the Acquired Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from regular federal income taxes, and New Jersey state personal income taxes (“municipal obligations” or “municipal bonds”). During normal market conditions, at least 80% of the Acquiring Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from federal income tax. An investment in each Fund may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. The Acquiring Fund does not seek to provide income exempt from New Jersey state personal income taxes and, following the Reorganization, former shareholders of the Acquired Fund will lose favorable tax treatment in New Jersey.

At least 65% of each Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)), or, if unrated, determined by the investment adviser to be of at least investment grade quality. Up to 35% of each Fund’s net assets (plus borrowings for investment purposes) may be invested in obligations rated below investment grade (but no more than 30% of net assets (plus borrowings for investment purposes) may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by the investment adviser.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index, including financials futures contracts and related options, interest rate swaps and forward rate contracts. Each Fund also may invest in residual interests of a trust (the “trust”) that holds municipal securities (“residual interest bonds” or “RIBs”). The trust will also issue floating-rate notes (“Floating-Rate Notes”) to third parties that may be senior to a Fund’s residual interest. See “Residual Interest Bonds” in the table following “Comparison of the Funds: Investment Objectives and Policies” below. Each Fund may purchase and sell financial futures contracts and related options, including futures contracts and related options based on various debt securities and securities indices, as well as interest rate swaps and forward rate contracts, to seek to hedge against changes in interest rates or for other risk management purposes.

▪	Use of Leverage. Each Fund uses leverage to seek opportunities for increased net income. Each Fund has established leverage by entering into RIB transactions as described above. Prior to October 30, 2018, each Fund also had Institutional MuniFund Term Preferred shares (“IMTP”) outstanding. It is expected that the Acquiring Fund will maintain the same level of leverage after the closing as beforehand and that its leverage will consist of RIB financing. The use of leverage involves special risks. See “Risk Factors and Special Considerations – Leverage Risk” herein.
▪	Purchase and Sale of Fund Common Shares. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the respective stock exchange, or may purchase or sell common shares through privately-negotiated transactions with existing shareholders.

ii

▪	Redemptions of Common Shares. The common shares of each Fund have no redemption rights. The Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the marketplace of the common shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements, other securities law restrictions. On November 11, 2013, the Boards of Trustees of the Funds authorized the repurchase by each Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to NAV. The repurchase program does not obligate either Fund to purchase a specific amount of shares.

The Board of Trustees of the Acquired Fund believes that the proposed Reorganization is in the best interests of the Acquired Fund for the reasons described herein and has recommended that the Acquired Fund’s shareholders vote FOR this proposal.

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PROPOSAL 1

APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of each Fund, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of each Fund (the “Independent Trustees”), has approved the Plan for the Reorganization. If the shareholders of the Acquired Fund approve the Plan, then the Acquired Fund will merge with and into the Merger Subsidiary pursuant to the Delaware merger statute, with the Merger Subsidiary being the surviving entity. Common shareholders of the Acquired Fund will receive shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) (including fractional shares if applicable). The Merger Subsidiary will then merge with and into the Acquiring Fund, with the Merger Subsidiary distributing its assets to the Acquiring Fund, and the Acquiring Fund assuming the liabilities of the Merger Subsidiary. The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under Massachusetts law. The aggregate NAV of Merger Shares received in the Reorganization will equal the aggregate NAV of the Acquired Fund’s common shares held immediately prior to the Reorganization.

Pursuant to separate proxy statements/prospectuses, shareholders of other closed-end investment companies were also asked to approve an Agreement and Plan of Reorganization between each such fund and the Acquiring Fund.

The Reorganization seeks to combine two similar funds and is expected to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. Each Fund’s Board of Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interests of the Fund and that the interests of the Fund’s existing shareholders would not be diluted as a result of the Reorganization. In making these determinations, the Trustees considered a number of factors, including the following:

Continuity of Objectives, Restrictions and Policies. The Funds have similar investment objectives, policies, restrictions and risk profiles. Each Fund invests primarily in municipal obligations exempt from federal income taxes, and the Acquired Fund also invests in municipal obligations exempt from New Jersey state personal income taxes (“New Jersey Taxes”). The Acquiring Fund does not seek to provide income exempt from New Jersey Taxes and, following the Reorganization, former shareholders of the Acquired Fund will lose favorable tax treatment in New Jersey. Each Fund currently employs leverage by entering into RIB transactions. The Acquiring Fund is expected to employ approximately the same level of leverage following the Reorganization as prior thereto, which is approximately the same level as the Acquired Fund’s current level of leverage as shown under “Comparison of the Funds: Investment Objectives and Policies.”

Effect on Fund Fees and Expenses. Following the Reorganization, the Acquiring Fund is expected to have a lower total expense ratio and higher net income per common share than the Acquired Fund currently, although the annual advisory fee rate currently paid by the Acquiring Fund is higher than that of the Acquired Fund. See “Effect on Eaton Vance” below. The Reorganization would result in the addition of assets to the Acquiring Fund, which is expected to allow the Acquiring Fund to spread certain fixed expenses across a larger asset base and lead to economies of scale in the longer term.

Pursuant to the investment advisory agreement between each Fund and Eaton Vance, the investment advisory fee rate payable by each Fund is 0.70% of the Fund’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between each Fund and Eaton Vance, the investment advisory fees payable by the Funds have been reduced such that the advisory fee rate is currently computed at an annual rate of 0.52% for the Acquiring Fund and 0.40% for the Acquired Fund. Pursuant to the fee reduction agreement for the Acquiring Fund, its advisory fee rate was reduced to from 0.565% to 0.52% on November 1, 2018 and is expected to be further reduced to 0.40% by approximately February 2020. Each Fund is also subject to an annual administration fee of 0.20% of average weekly gross assets. See “Management of the Funds and Fund Service Providers – The Funds’ Investment Adviser” and “Administrator.”

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As discussed in greater detail under “Fees and Expenses on Common Shareholders of the Funds,” the total expense ratios based on total net assets for the 12-month period ended May 31, 2018 are 2.76% for the Acquired Fund and 2.62% for the Acquiring Fund (including the costs of the IMTP that was outstanding during such period). If the Reorganization had been completed at the beginning of the year ended May 31, 2018 (with all IMTP redeemed and replaced with RIBs at May 31, 2018 leverage levels and rates, and reflecting the redemption of each Fund’s auction rate preferred shares (“APS”) on March 26, 2018) the pro forma total expense ratio of the Acquiring Fund is 2.36% of total net assets, representing a reduction for the Acquired Fund of about 0.40%.

Trading Discounts to NAV per Common Share. Over time, the Funds’ premiums and discounts to NAV have varied. While it is not possible to predict trading levels at the time the Reorganization closes, a significant reduction or elimination in trading discount would be in the best interest of both Funds’ common shareholders. There can be no assurance, however, that after the Reorganization, the common shares of the combined Acquired Fund and Acquiring Fund (“Combined Fund”) will trade at a premium to NAV, or at a smaller discount to NAV than is currently the case for the Acquired Fund’s common shares.

Relative Investment Performance. The Acquiring Fund outperformed the Acquired Fund at NAV for the one-, three- and five- and ten-year periods ended June 30, 2018 at NAV. Past performance is not a guarantee of future results. Please refer to “Past Performance of Each Fund” for more information.

No Expected NAV Dilution. Because the Merger Shares will be issued to the Acquired Fund’s shareholders in exchange for the Acquired Fund’s net assets in amounts based on NAV, the Reorganization will not result in any NAV dilution to shareholders of the Funds.

Tax-Free Reorganization. The Acquired Fund will obtain an opinion of counsel to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Acquired Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization.

Economies of Scale and Other Potential Benefits. The Combined Fund may offer economies of scale that may lead to lower per share expenses for common shareholders of both Funds. Such economies of scale may be realized with respect to stock exchange listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater asset size of the Combined Fund may allow it, relative to each Fund individually, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

Terms of the Plan and Cost Allocation. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization, which are to be borne by the Acquired Fund’s common shareholders (excluding any trading costs associated with repositioning the Funds’ portfolios, which will be borne by the Fund that directly incurs them) and are estimated to be approximately $43,125. The Trustees noted that because of the similarities between the Funds’ objectives and strategies, the Acquiring Fund is expected to retain a significant portion of the assets acquired in the Reorganization, but may dispose of certain holdings where it would be beneficial (such as odd lot positions and bonds with short calls or low book yields). The costs of portfolio repositioning are expected to be minimal.

Effect on Eaton Vance. The Boards also considered the effect of the Reorganization on the Funds’ investment adviser, Eaton Vance. The Adviser may achieve cost savings due to the Combined Fund’s lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. The Board also considered that, after the Reorganization, Eaton Vance will continue to collect advisory fees on the Acquired Fund’s assets acquired by the Acquiring Fund pursuant to the Reorganization. As discussed above under “Effect on Fund Fees and Expenses,” Eaton Vance currently is paid an advisory fee by the Acquiring Fund at a rate of 0.52% annually, which was reduced from 0.565% on November 1, 2018 and is expected to be further reduced to 0.40% by approximately February 2020 pursuant to a fee reduction agreement with the Acquiring Fund.

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Continuity of Management and Administration. Eaton Vance is the investment adviser of each Fund and intends to manage the Combined Fund in substantially the same manner as the Acquired Fund and the Acquiring Fund prior to the Reorganization, with the exception of the Acquired Fund’s investment objective to invest in municipal obligations exempt from New Jersey state personal income taxes. Eaton Vance is also the administrator of each of the Funds and provides the same administrative services to both. Eaton Vance and its applicable personnel are expected to continue to provide these administrative services to Combined Fund following the Reorganization, such that the Acquired Fund and all shareholders will continue to receive at least the same scope and quality of administrative services before and after the Reorganization.

Fund Income Available for Distributions. The Trustees considered that, based on data for the six months ended May 31, 2018, the Combined Fund would have greater net income per common share than either the Acquiring Fund or the Acquired Fund prior to the Reorganization. A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. However, there is no assurance that the Trustees will determine to increase or not decrease the Acquiring Fund’s common share distribution following the Reorganization.

The Board of Trustees of the Acquired Fund recommends that shareholders of the Acquired Fund approve the proposed Reorganization at the Special Meeting of the Shareholders to be held on January 10, 2019. Shareholder approval of the Reorganization requires, with respect to the Acquired Fund, the affirmative “vote of a majority of the outstanding voting securities” of the Acquired Fund (as defined in the 1940 Act) which means the lesser of: (a) more than 50% of the outstanding shares of the Acquired Fund; or (b) 67% or more of the shares of the Acquired Fund present or represented by proxy at a meeting, if holders of more than 50% of the outstanding shares are present or represented at the meeting. Subject to the requisite approval of the shareholders of the Acquired Fund with regard to the Reorganization, it is expected that the closing date of the Reorganization will be as soon as practicable following the January 10, 2019 shareholder vote or later if the meeting is adjourned or postponed.

Comparison of the Funds:

Investment Objectives and Policies

The investment objectives, investment policies and risks of each Fund are similar, except as described below. During normal market conditions, at least 80% of the Acquiring Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from federal income tax. During normal market conditions, at least 80% of the Acquired Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from federal income tax, including New Jersey state personal income taxes. The foregoing 80% policies may not be changed without shareholder approval. An investment in each Fund may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. At least 65% of each Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), or if unrated, determined by the investment adviser to be of at least investment grade quality. Up to 35% of each Fund’s net assets (plus borrowings for investment purposes) may be invested in obligations rated below investment grade (but no more than 30% of net assets (plus borrowings for investment purposes) may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by the investment adviser. When a municipal obligation is split rated (meaning rated in different categories by Moody’s, S&P or Fitch) the Funds will deem the higher rating to apply.

Set forth below is a comparison of the Funds, including their investment objectives, policies, fundamental investment restrictions and other pertinent factors. Information is as of May 31, 2018 unless otherwise noted. Except as noted below, each Fund’s investment objective and policies may be changed by the Board of Trustees without a shareholder vote.

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	Acquired Fund	Acquiring Fund
Business	Non-diversified, closed-end management investment company organized as a Massachusetts business trust.	Diversified, closed-end management investment company organized as a Massachusetts business trust.
Investment Objective	To provide current income exempt from regular federal income tax and New Jersey state personal income taxes.	To provide current income exempt from regular federal income tax.
Net Assets Attributable to Common Shares	$61,666,723	$310,618,268
Listing (common shares)	NYSE American (ticker symbol “EVJ”)	NYSE (ticker symbol “EVN”)
Fiscal Year End	November 30
Investment Adviser	Eaton Vance Management
Portfolio Manager

Adam A. Weigold, CFA

Mr. Weigold is a Vice President of Eaton Vance and senior portfolio manager on Eaton Vance’s municipal bond team. He began his career in the investment management industry with Eaton Vance in 1998.

Cynthia J. Clemson

Ms. Clemson is a vice president of Eaton Vance, co-director of the municipal investments group and a portfolio manager on Eaton Vance’s municipal bond team. Ms. Clemson began her career in the investment management industry with Eaton Vance in 1985.

Investment Strategy	During normal market conditions, at least 80% of the Acquiring Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from federal income tax. During normal market conditions, at least 80% of the Acquired Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations, the interest on which is exempt from New Jersey state personal income taxes. The foregoing 80% policies may not be changed without shareholder approval. An investment in each Fund may not be appropriate for all investors, particularly those subject to the federal alternative minimum tax. At least 65% of each Fund’s net assets (plus borrowings for investment purposes) will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s or BBB or higher by either S&P or Fitch), or if unrated, determined by the investment adviser to be of at least investment grade quality. Up to 35% of each Fund’s net assets (plus borrowings for investment purposes) may be invested in obligations rated below investment grade (but no more than 30% of net assets (plus borrowings for investment purposes) may be rated lower than B by each of Moody’s, S&P and Fitch) and unrated municipal obligations considered to be of comparable quality by the investment adviser. When a municipal obligation is split rated (meaning rated in different categories by Moody’s, S&P or Fitch) the Funds will deem the higher rating to apply. Each Fund’s credit quality policies apply only at the time a security is purchased, and neither Fund is required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by Rating Agencies.
Primary Investments	Each Fund invests in municipal obligations, which includes bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer’s counsel (or on the basis of other reliable authority), exempt from federal income tax. The Acquired Fund invests in municipal obligations the interest on which is exempt from New Jersey state personal income taxes. Each Fund may also invest in municipal obligations issued by United States territories (such as Puerto Rico or Guam) the interest on which is exempt from federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds that are subject to annual appropriations by a state’s legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes (short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively).
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	Acquired Fund	Acquiring Fund
Residual Interest Bonds	Each Fund may invest in residual interests of a trust (the “trust”) that holds municipal obligations (“RIBs”). The trust will also issue floating-rate notes (“Floating-Rate Notes”) to third parties that may be senior to a Fund’s residual interest. A Fund receives interest payments on RIBs that bear an inverse relationship to the interest rate paid on the Floating-Rate Notes. The Floating-Rate Notes are subject to a liquidity backstop financing facility provided by a major financial institution. Typically, a Fund will sell a municipal bond to the trust to create the RIB. As required by applicable accounting standards, interest paid by the trust to the Floating-Rate Note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the Floating-Rate Note holders. The Fund will hold the RIBs and normally uses the proceeds of the sale of RIB Floating-Rate Notes for investment purposes, which creates investment leverage in the Fund. See “Leverage” below.
Leverage	Each Fund uses leverage to seek opportunities for increased net income. Each Fund has established leverage by entering into RIB transactions as described above. Prior to October 30, 2018, each Fund also maintained leverage through IMTP. Each Fund is authorized to issue preferred shares, but currently does not intend to do so. The use of leverage involves special risks. It is expected that the Acquiring Fund will maintain the same level of leverage after the Reorganization as beforehand and that its leverage will consist of RIB financing. As shown in the table below, the Acquiring Fund currently maintains a higher level of leverage than the Acquired Fund. See “Leverage Risk” under “Risk Factors and Special Considerations” below.
Municipal Leases	Each Fund may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease or installment purchase arrangement, which is entered into by the state or local government to acquire equipment and facilities.
Investment Companies	Each Fund may purchase common shares of closed-end investment companies that have an investment objective and policies similar to those of the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as each Fund, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that the Fund will incur indirectly.
Illiquid Securities	Each Fund does not have a limitation on its assets that may be invested in securities, which are not readily marketable or are subject to restrictions on resale.
When-Issued Purchases	Each Fund may purchase securities on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than what a Fund agreed to pay for them. Each Fund may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.
Active Trading	Each Fund’s portfolio manager adjusts the portfolio periodically consistent with Fund’s investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. The portfolio turnover rates for the fiscal year ended November 30, 2017 for the Acquired Fund and Acquiring Fund were 12% and 8%.
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	Acquired Fund	Acquiring Fund
Futures and Related Options	Each Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. For example, futures contracts may sometimes be used to seek to reduce the additional long-term interest rate risk the Fund bears by holding residual interest municipal bonds. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Fund’s initial investment in these contracts. A Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance’s use of futures will be advantageous to a Fund. Distributions by a Fund of any gains realized on the Fund’s transactions in futures and options on futures will be taxable. Rating Agency guidelines on any preferred shares issued by a Fund may limit use of these transactions.
Interest Rate Swaps and Forward Rate Contracts

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating-rate payments. Each Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would generally be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of each Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by Eaton Vance. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Temporary Defensive Positions	Under unusual market conditions, a Fund may invest up to 100% of assets in cash or cash equivalents temporarily. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.
Borrowing	Each Fund may borrow money subject to the requirements of the 1940 Act. The Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Breakdown on Credit Quality[1]	AAA – 11.3% AA – 31.4% A – 30.2% BBB – 16.2% BB – 3.0% CC – 0.7% Not Rated – 7.2%	AAA – 15.0% AA – 44.6% A – 14.6% BBB – 12.2% BB – 4.1% B – 0.9% Not Rated – 8.6%

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	Acquired Fund	Acquiring Fund
Percentage of Total Leverage[2]	IMTP: 29.25% RIBs: 8.55% Total: 37.80% All IMTP redeemed as of October 30, 2018 with RIBs of approximately 35.4% as of such date.	IMTP: 12.96% RIBs: 27.86% Total: 40.82% All IMTP redeemed as of October 30, 2018 with RIBs of approximately 40.4% as of such date.
Percentage of Fund Assets Invested in New Jersey Bonds	80.82%	7.21%
Fundamental Investment Restrictions

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As a matter of fundamental policy each Fund may not:

(1) Borrow money, except as permitted by the 1940 Act;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. Each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

(8) Invest 25% or more of its total assets in issuers in any one industry.

In addition, as a fundamental policy, during normal market conditions, at least 80% of each Fund’s net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, and for the Acquired Fund, New Jersey personal state income taxes.

The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. A Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, industrial development bonds, electrical utility revenue obligations and private activity securities.

1Percentages shown are of total managed assets. Ratings shown based on S&P’s ratings scale.

2 Leverage is stated as a percentage of total managed assets. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus IMTP Shares and Floating Rate Notes. IMTP Shares leverage represents the liquidation preference of the Fund’s IMTP Shares outstanding at period end as a percentage of Fund net assets applicable to common shares plus IMTP Shares and Floating Rate Notes.

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Risk Factors and Special Considerations

Risks Related to the Reorganization

Expenses. There is no guarantee that the Combined Fund will realize economies of scale following the Reorganization and may never experience any savings if its fixed costs increase or the value of its assets decreases. The realization of any reduced expenses will not affect shareholders of the Funds proportionately following the Reorganization.

Earnings and Distribution Rate. Based on data for the six months ended May 31, 2018, the Combined Fund would have greater net income per common share than the Acquiring Fund or the Acquired Fund prior to the Reorganization. However, a Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. The Combined Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution rate prior to the Reorganization.

Premium/Discount to NAV. As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization. Depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Reorganization, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to NAV). Due to a market price discount, the Merger Shares received by the Acquired Fund’s shareholders may have an aggregate market value that is less than the market value of the Acquired Fund shares exchanged for the Merger Shares, even though the exchange will take place on the basis of net asset value. Similarly, the Acquiring Fund shareholders would experience a decline in the market value of their holdings if Acquiring Fund shares were to trade at a higher discount after the Reorganization than before, even though the Reorganization is not expected to have any direct impact on the Acquiring Fund’s NAV.

General Risks of Investing in the Funds

The risk factors and other special considerations for investing in each Fund are set forth below. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. The Funds are not a complete investment program and there is no guarantee that the Funds will achieve their investment objectives. It is possible to lose money by investing in the Funds. The Funds are designed to be long-term investment vehicles and are not suited for short-term trading. Investors in a Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because each Fund, under normal market conditions, invests a substantial amount of its assets in municipal bonds, any risks inherent in such investments are equally applicable to each Fund and will continue to apply to the Acquiring Fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of shareholders of the Funds.

Risks Applicable to the Funds

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

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Municipal Obligation Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit each Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than shorter duration or maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter durations or maturities will be less volatile but generally provide lower returns than fixed income securities with longer durations or maturities. Because each Fund is managed toward an income objective, it may hold more longer duration or maturity obligations and thereby be more exposed to interest rate risk than municipal income funds that are managed with a greater emphasis on total return. In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk. Investments in municipal obligations and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of each Fund’s shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In order to enforce its rights in the event of a default, bankruptcy or similar situation, each Fund may be required to retain legal or similar counsel, which may increase each Fund’s operating expenses and adversely affect net asset value. Municipal obligations may be insured as to principal and interest payments. If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.

Income Risk. The income investors receive from the Funds is based primarily on the interest they earn from their investments, which can vary widely over the short and long-term. If long-term interest rates drop, investors' income from the Funds over time could drop as well if the Funds purchase securities with lower interest coupons.

Call and Other Reinvestment Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Fund is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease such Fund's dividends and could affect the market price of the Fund’s common shares. Similar risks exist when each Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earnings rate.

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Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Liquidity Risk. Although each Fund does not currently intend to, at times each Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. A Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, such Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting each Fund's net asset value and ability to make dividend distributions. Certain securities and other investments held by a Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of a Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and distributions thereon can decline.

Sector and Geographic Concentration Risk. Because the Acquired Fund may invest a significant portion of its assets in obligations issued in the state of New Jersey and/or U.S. territories and may invest a significant portion of its assets in certain sectors or types of obligations, the value of such Fund’s shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. In addition, because the Acquiring Fund may invest a significant portion of its assets in obligations issued in particular states and/or U.S. territories and may invest a significant portion of its assets in certain sectors or types of obligations, the value of such Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation. General obligation bonds issued by municipalities are adversely affected by economic downturns and any resulting decline in tax revenues. The Commonwealth of Puerto Rico and its related issuers continue to experience financial difficulties and rating agency downgrades, and numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act, which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. Puerto Rico’s short-term financial difficulties were further impacted by a hurricane in 2017. See “Credit Risk” and “Lower Rated Investments Risk” above.

Leverage Risk. Certain fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can also result from borrowings, issuance of preferred shares or participation in residual interest bond transactions. Leverage can increase both the risk and return potential of each Fund. Each Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause each Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause each Fund’s NAV to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of each Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment. Each Fund intends to use leverage to provide the holders of common shares with a potentially higher return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of

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leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The use of leverage through issuance of preferred shares by a Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk of Residual Interest Bonds. Each Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that each Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, each Fund records interest expense on its liability with respect to Floating-Rate Notes and also records offsetting interest income in an amount equal to this expense.

Derivatives Risk. Each Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in each Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of each Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by each Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and each Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Eaton Vance of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect each Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by daily price fluctuation limits established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, such Fund would continue to be required to make cash payments of variation (or marked-to-market) margin in the event of adverse price

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movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Counterparty Risk. Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit, may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds.

Hedging Risk. Each Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to Eaton Vance’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Eaton Vance’s judgment in this respect will be correct. In addition, no assurance can be given that the Funds will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Clearing Broker and Central Clearing Counterparty Risk. The U.S. Commodity Exchange Act (“CEA”) requires swaps and futures clearing brokers registered as futures commission merchants (“FCMs”) to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under applicable regulations. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of such Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of such Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of such Fund with the clearing organization.

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Market Price of Shares Risk. The shares of closed-end investment companies often trade at a discount from their net asset value, and a Fund's shares may likewise trade at a discount from net asset value. The trading price of a Fund's shares may be less than the public offering price. This risk may be greater for investors who sell their shares in a relatively short period after completion of a public offering.

Anti-Takeover Provisions. Each Fund's Declaration of Trust contains provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board.

Non-Diversification Risk. The Acquired Fund is a non-diversified investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. For federal income tax purposes, the Acquired Fund, with respect to up to 50% of its total assets, is able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Acquired Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Acquired Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Economic and Political Events Risk. Each Fund may be more sensitive to adverse economic, business or political developments if they invest a substantial portion of their assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Potential Conflicts of Interest Risk. Eaton Vance and its affiliated companies each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Funds. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Eaton Vance may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Eaton Vance has adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Tax Risk. The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, a Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to RICs, a Fund must comply with certain investment, distribution, and diversification requirements. If a Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (which income generally would not include tax exempt interest on municipal securities), including its net capital gain, even if such income were distributed to shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any) and distributions of tax-exempt interest on municipal obligations, would be taxable to shareholders as ordinary income dividends. See Appendix C “Federal Income Tax Matters.”

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Special Risks Related to Certain Municipal Obligations. Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Funds do not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Current Economic Conditions Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may in the future result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity may reduce tax revenues of state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Other Investment Companies Risk. Each Fund may, subject to the limitations of the 1940 Act, invest in the common shares of other closed-end investment companies that have a similar investment objective and policies to the Fund. Such investment companies may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. See “Leverage Risk” above. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of such Fund’s own operations. Such investments will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

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Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to shareholders by the 1940 Act might impair a Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a RIC for federal income tax purposes.

Risks Associated with Active Management. The success of each Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Fees and Expenses for Common Shareholders of the Funds

The tables below are intended to provide a comparison of the fees and expenses of the Funds and estimates for the Combined Fund following the Reorganization. The purpose of the tables is to assist the Acquired Fund’s common shareholders in understanding the various costs and expenses that they are expected to bear directly or indirectly as common shareholders of the Combined Fund following the Reorganization.

The tables set forth:

(i)	the fees, expenses and costs attributable to each Fund’s common shares for the 12-months ended May 31, 2018. Each Fund’s expenses have been restated to reflect the redemption on March 26, 2018 of all of its formerly outstanding APS but include the costs of its IMTP dividends during the period. Each Fund’s Interest Expenses (relating to its RIB investments) and Dividends on IMTP are based on levels and applicable rates in effect on May 31, 2018. Each Fund’s other operating expenses included in Other Expenses are estimated for each Fund’s current fiscal year ending November 30, 2018. As discussed above, each Fund’s IMTP was redeemed as of October 30, 2018 and replaced with RIB financing; and
(ii)	the pro forma fees, expenses and distributions of the Combined Fund for the 12-months ended May 31, 2018, assuming the Reorganization had been completed at the beginning of the period and that all IMTP outstanding had been redeemed and replaced with RIB financing during the period. Interest Expenses relating to RIB investments will vary over time as market interest rates change and could be higher or lower than the pro forma estimates provided below.

As the tables indicate, the pro forma total annual expenses of the Combined Fund would have been lower than the Acquired Fund’s total annual expenses inclusive of the costs of IMTP dividends for the period ended May 31, 2018 if the Reorganization occurred on June 1, 2017.

	ACTUAL		PRO FORMA
	Acquired Fund	Acquiring Fund	Combined Fund
Common Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)(1)	N/A	N/A	N/A
Dividend Reinvestment Plan Fees(2)	None	None	None

(1)	Shares of the Funds purchased on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. No sales load will be applied to the Merger Shares in connection with the Reorganization.
(2)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

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	ACTUAL As a Percentage of Net Assets Attributable to Common Shares		PRO FORMA
(Unaudited)	Acquired Fund	Acquiring Fund	Combined Fund
Annual Expenses
Management Fee (1)	0.96%	1.10%	1.11%
Other Expenses (2) (total including Interest Expense(3))	0.50%	0.91%	1.25%
Interest Expense	0.23%	0.79%	1.14%
Other Expenses (excluding Interest Expense)	0.27%	0.12%	0.11%
Total Annual Fund Operating Expenses	1.46%	2.01%	2.36%
Dividends on IMTP(4)	1.30%	0.61%	--
Total Annual Fund Operating Expenses and Dividends on IMTP	2.76%	2.62%	2.36%
Total Annual Fund Operating Expenses (excluding Interest Expense and Dividends on IMTP)	1.23%	1.22%	1.22%

(1)	Reflects the effective annual advisory fee rate. The advisory fees payable by the Acquired Fund and the Acquiring Fund are computed at an annual rate of 0.40% and 0.52% of the Acquired Fund’s and the Acquiring Fund’s average weekly gross assets, respectively, and are payable monthly. As discussed above, the Acquiring Fund’s advisory fee was reduced from 0.565% to 0.52% of its average weekly gross assets on November 1, 2018 and is expected to be further reduced to 0.40% of such assets by approximately February 2020. The amount of such fees during the period is stated above as a percentage of net assets attributable to a Fund’s common shares. See “The Funds’ Investment Adviser” under “Management of the Funds and Fund Service Providers.”
(2)	Other Expenses are estimated for the current fiscal year ending November 30, 2018 for each Fund. Certain transaction expenses relating to the Reorganization are not reflected in “Other Expenses” including, but not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; expenses incurred in connection with the preparation of the Plan and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Non-recurring legal fees are also excluded. In accordance with applicable SEC rules, the Board reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Acquired Fund’s Board agreed that the Acquired Fund will bear the expenses of the Reorganization, in each case excluding any trading costs associated with repositioning the Funds’ portfolios, which will be borne by the Fund that directly incurs them.
(3)	Interest expense relates to Floating-Rate Notes held by third parties in conjunction with RIB transactions by a Fund. Each Fund also records offsetting interest income in an amount equal to this expense, and as a result NAV and performance have not been affected by this expense.
(4)	As of October 30, 2018, each Fund had redeemed all of its IMTP outstanding on May 31, 2018 and replaced it with RIB financing. As noted above, the Combined Fund will have no IMTP outstanding and, as such, will not pay IMTP dividends.

Example. The following example is intended to help you compare the costs of investing in the Combined Fund pro forma after the Reorganization with the costs of investing in the Acquired Fund and the Acquiring Fund without giving effect to the Reorganization. An investor would pay the following expenses on a $1,000 investment in common shares, assuming: (i) the Total Annual Fund Operating Expenses for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10; and (ii) a 5% annual return throughout the period.

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(Unaudited)	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$28	$86	$146	$309
Acquiring Fund	$27	$81	$139	$295
Pro Forma – Combined Fund	$24	$74	$126	$270

The Example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Capitalization

The following table sets forth the capitalization of each Fund as of May 31, 2018, and the pro forma combined capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization had taken place on May 31, 2018:

	ACTUAL		PRO FORMA*
(Unaudited)	Acquired Fund	Acquiring Fund	Combined Fund
Net assets consist of:
Common shares (par value of $0.01 per share)	61,666,723	310,618,268	372,241,866
Number of Common shares	4,598,158	23,782,344	28,500,476
Net asset value per share	13.41	13.06	13.06
IMTP	29,000,000**	68,000,000**	0
Number of IMTP shares	1,160	2,720	0

* Pro forma Combined Fund figures include estimated Reorganization expenses to the Acquired Fund of $43,125, as discussed above under “Proposal 1 Approve Agreement and Plan of Reorganization—Terms of the Plan and Cost Allocation.”

** As of October 30, 2018, each Fund had redeemed all of its IMTP outstanding on May 31, 2018 and replaced it with RIB financing.

Past Performance of Each Fund

As shown in the table below, the Acquiring Fund outperformed the Acquired Fund for the one-, three-, five- and ten-year periods ended May 31, 2018 at NAV. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions. Past performance is not a guarantee of future results.

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Total Returns at 5/31/2018	Acquired Fund		Acquiring Fund
	NAV	Market Price	NAV	Market Price
1 year	1.87%	-3.43%	2.26%	-3.81%
3 years	4.06%	2.47%	6.53%	2.02%
5 years	4.33%	1.92%	7.53%	4.00%
10 years	5.52%	4.75%	7.13%	5.71%

Information About Common Shares of the Funds

The outstanding common shares of each Fund are fully paid and nonassessable by the Fund (except as described under “Governing Law” below). The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable. Set forth below is information about each Fund’s common shares as of May 31, 2018.

Title of Class	Number of Shares
Acquired Fund common shares	4,598,158
Acquiring Fund common shares	23,782,344

Purchase and Sale. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or the NYSE American, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Common Share Price Data. The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE or the NYSE American for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Acquired Fund Quarterly Period Ended	High Price/Date	NAV	Premium (Discount)	Low Price/Date	NAV	Premium (Discount)
August 31, 2018	$11.84 on 8/29/2018	$13.43	-11.84%	$11.11 on 6/13/2018	$13.32	-16.59%
May 31, 2018	$11.31 on 3/1/18	$13.34	-15.22%	$11.04 on 3/26/18	$13.33	-17.18%
February 28, 2017	$12.01 on 12/6/17	$13.75	-12.65%	$11.19 on 2/21/18	$13.31	-15.93%
November 30, 2017	$12.36 on 9/11/17	$13.82	-10.56%	$11.61 on 11/29/17	$13.48	-13.87%
August 30, 2017	$12.42 on 7/18/17	$13.71	-9.41%	$12.10 on 7/10/17	$13.66	-11.42%
May 31, 2017	$12.31 on 4/21/17	$13.64	-9.77%	$11.68 on 3/9/17	$13.36	-12.57%
February 29, 2016	$12.20 on 1/5/17	$13.56	-10.03%	$11.90 on 12/1/16	$13.33	-10.73%
				$11.90 on 12/16/16	$13.41	-11.26%
				$11.90 on 12/29/16	$13.52	-11.98%
November 30, 2016	$14.34 on 9/6/16	$14.52	-1.24%	$11.93 on11/14/16	$13.76	-13.30%
August 31, 2016	$14.70 on 6/28/16	$14.58	-7.27%	$13.52 on 7/14/16	$14.51	1.33%
May 31, 2016	$14.50 on 5/26/16	$14.35	1.05%	$12.65 on 3/1/16	$14.20	-10.92%
February 29, 2016	$12.88 on 12/29/15	$13.92	-7.47%	$12.20 on 12/16/15	$13.83	-11.79%

Acquiring Fund Quarterly Period Ended	High Price/ Date	NAV	Premium (Discount)	Low Price/ Date	NAV	Premium (Discount)
August 31, 2018	$12.11 on 8/30/18	$13.04	-7.13%	$11.76 on 6/12/18	$12.97	-9.33%
	$12.11 on 8/31/18	$13.05	-7.20%
May 31, 2018	$11.87 on 5/25/18	$12.97	-8.48%	$11.45 on 3/23/18	$12.93	-11.45%
				$11.45 on 3/26/18	$12.95	-11.58%
February 28, 2017	$12.49 on 12/7/17	$13.52	-7.62%	$11.56 on 2/5/18	$13.00	-11.08%
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Acquiring Fund Quarterly Period Ended	High Price/ Date	NAV	Premium (Discount)	Low Price/ Date	NAV	Premium (Discount)
November 30, 2017	$13.05 on 9/15/17	$13.54	-3.62%	$12.25 on 11/29/17	$13.19	-7.13%
	$13.05 on 9/18/17	$13.53	-3.55%
August 30, 2017	$13.13 on 8/3/17	$13.48	-2.60%	$12.85 on 7/25/17	$13.43	-4.32%
May 31, 2017	$13.11 on 4/4/17	$13.07	0.31%	$12.38 on 3/13/17	$12.78	-3.13%
February 29, 2016	$13.03 on 2/28/17	$13.05	-0.15%	$12.13 on 12/1/16	$12.73	-4.71%
November 30, 2016	$14.55 on 9/6/16	$14.45	0.69%	$12.25 on 11/14/16	$13.28	-7.76%
August 31, 2016	$14.98 on 7/11/16	$14.49	3.38%	$14.16 on 7/14/16	$14.39	-1.60%
May 31, 2016	$14.50 on 3/31/16	$13.76	5.38%	$13.95 on 4/21/16	$13.82	0.94%
February 29, 2016	$14.28 on 2/4/16	$13.49	5.86%	$13.06 on 12/14/15	$13.12	-0.46%

The NAV and market price per share of the common shares of each Fund will fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, the Acquiring Fund’s common shares may trade at a larger or smaller discount to NAV than the Acquired Fund’s common shares. This could result in the Acquiring Fund’s common shares having a market value that is greater or less than the market value of the Acquired Fund’s common shares on the closing date of the Reorganization.

Methods to Address Potential Discount of Market Price to NAV. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board of each Fund has determined that from time to time, it may be in the interest of common shareholders for the Fund to take actions to reduce trading discounts in the Fund’s common shares. The Board, in consultation with Eaton Vance, reviews at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. On November 11, 2013, the Boards of Trustees of the Funds authorized the repurchase by each Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (“NAV”). The repurchase program does not obligate the Funds to purchase a specific amount of shares. There were no repurchases of common shares by the Acquired Fund or the Acquiring Fund for the years ended November 30, 2017 and November 30, 2016. Each Fund’s common shares have historically traded at both a premium and a discount to the NAV of the common shares.

Dividends and Distributions. Each Fund intends to pay monthly dividends on the common shares out of net income subject to the requirements of the 1940 Act, as applicable. Each Fund’s net income is all of its income (other than net capital gains) reduced by its expenses. Each Fund’s net capital gains equal the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards. Distributions derived from net capital gains, if any, will generally be made annually. Presented below for each Fund is its net income per common share for the six months ended May 31, 2018 (annualized) and the estimated net income per common share for the pro forma Combined Fund assuming (among other things) that (i) the Reorganization occurred at the beginning of the six-month period and (ii) each Fund’s IMTP had been replaced by RIBs at the beginning of the period. The Combined Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than shown below.

Acquired Fund	Acquiring Fund	Combined Fund
$0.54	$0.64	$0.66

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Dividend Reinvestment Plans. Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. The Funds’ DR Plans are identical and are described in Appendix B.

Information About IMTP

As of October 30, 2018, each Fund had redeemed all of its IMTP outstanding. The IMTP were preferred shares that were senior to the common stock of each Fund. The IMTP had a par value of $0.01 per share, a liquidation preference of $25,000 per share, which will include any accumulated unpaid dividends or other distributions. Dividends on the IMTP shares are determined weekly based upon the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index Rate plus a spread.

U.S. Federal Income Tax Matters

A discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Acquiring Fund is included as Appendix C. The discussion in Appendix C only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. The discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the AMT, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws, as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Each Fund was organized on January 27, 1999. The Merger Subsidiary will be a Delaware limited liability company subject to Delaware law.

Under Massachusetts law, shareholders of each Fund could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in either Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

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Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. The Acquired Fund is a registered, non-diversified closed-end management investment company under the 1940 Act and the Acquiring Fund is a registered, diversified closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Anti-Takeover Provisions in the Declaration of Trust. Each Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board, and could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Each Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For these purposes, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund’s Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Funds. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of: (i) two-thirds or more of the Fund’s then outstanding common shares; or (ii) more than 50% of the then outstanding common shares if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of a Fund to an open-end management investment company also could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given each Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert either Fund to an open-end management investment company.

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Voting Rights. The Trustees elected by holders of the common shares will (subject to the 1940 Act and other applicable law) be subject to removal for cause only by the vote of holders of 75% of the outstanding common shares, provided, however, that if such removal is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the common shares, the vote of the holders of a majority of the common shares then outstanding shall be sufficient authorization. Any vacancy on the Board occurring by reason of such removal or otherwise may be filled (subject to the provisions of the 1940 Act and other applicable law) by a vote of a majority of the remaining Trustees, or the remaining Trustee.

The Trustees of each Fund have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interest of the Fund and its shareholders generally. Refer to the Agreement and Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

Financial Highlights

The financial highlights of each Fund, which present certain financial information for one common share of the Fund outstanding throughout specified periods, are included as Appendix D.

Summary of Agreement and Plan of Reorganization and Other Features of the Reorganization

The following is a summary of certain terms of the Plan. This summary and any other description of the terms of the Plan contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A, which is the form of Plan that is proposed for the Reorganization in its entirety. The Plan provides for the Reorganization on the following terms:

•	The Reorganization is scheduled to occur as soon as practicable after it is approved by shareholders of the Acquired Fund.
•	Pursuant to Delaware’s merger statute, the Acquired Fund will transfer all of its assets and assign its liabilities to the Merger Subsidiary (a Delaware limited liability company that is subject to such statute), and the Acquiring Fund will acquire such assets and shall assume such liabilities upon delivery by the Merger Subsidiary to the Acquired Fund of common shares of the Acquiring Fund (including fractional shares if applicable) having an aggregate net asset value equal to the value of the assets so transferred.
•	The common shares of the Acquiring Fund (including fractional shares if applicable) will be distributed to the Acquired Fund’s shareholders proportionately on the basis of net asset value, in complete liquidation and dissolution of the Acquired Fund.
•	Pursuant to Delaware’s merger statute, the Merger Subsidiary will merge with and into the Acquiring Fund, with the Merger Subsidiary distributing its assets to the Acquiring Fund, and the Acquiring Fund assuming the liabilities of the Merger Subsidiary.
•	The transactions between the Acquired Fund and the Merger Subsidiary and between the Merger Subsidiary and the Acquiring Fund will constitute statutory mergers of the Acquired Fund into the Merger Subsidiary and of the Merger Subsidiary into the Acquiring Fund, respectively, for purposes of the Delaware Limited Liability Company Act.
•	The Acquiring Fund will issue and cause to be listed on the NYSE newly issued Merger Shares in an amount equal to the value of the Acquired Fund’s net assets attributable to its common shares (taking into account Acquired Fund’s proportionate share of the costs of the Reorganization). Common shareholders of record of the Acquired Fund will have their shares of the Acquired Fund converted into
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Merger Shares in proportion to their holdings of the Acquired Fund’s shares immediately prior to the Reorganization. As a result, common shareholders of the Acquired Fund will become common shareholders of the Acquiring Fund.

•	After the common shares are issued, Acquired Fund will be terminated.

The distribution of Merger Shares will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares previously credited on those books to the account of the Acquired Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due such shareholder.

Conditions to Closing the Reorganization. The obligations of the Funds under the Plan are subject to certain customary closing conditions, including the performance by each Fund of its obligations under the Plan, the approval by the Acquired Fund’s shareholders of the Reorganization, the effectiveness of Acquiring Fund’s registration of the Merger Shares and the exchange listing of the Merger Shares.

Termination of the Plan. The Acquired Fund and the Acquiring Fund may terminate the Plan by mutual consent (even if shareholders of the Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with the Reorganization would no longer be advisable. The Plan may also be terminated by either party to the Plan upon written notice to the other party, if any of the representations, warranties or conditions specified in the Plan have not been performed or do not exist on or before a mutually determined date.

Expenses of the Reorganization. The expenses of the Reorganization (other than trading costs associated with repositioning the Funds’ portfolios which will be borne by the Fund that directly incurs them) will be borne by the Acquired Fund, as discussed above under “Proposal 1 Approve Agreement and Plan of Reorganization” – “Terms of the Plan and Cost Allocation,” whether or not the Reorganization is completed. Neither the Funds nor the Adviser will pay any shareholder expenses arising out of or in connection with the Reorganization.

Payment of Undistributed Income in Advance of the Reorganization. Each Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. Prior to the Reorganization, the Acquired Fund will declare and pay a distribution to the Acquired Fund’s shareholders which, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. This distribution will not be reinvested in additional common shares. The record date for such special dividend will be a date following the approval of the Reorganization. If the Reorganization is not approved, no such special dividend will be declared or paid for the Acquired Fund.

Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been

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or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP, to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund, the Merger Subsidiary and the Acquired Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the vesting of the assets and liabilities of the Acquired Fund in the Merger Subsidiary in exchange for Acquiring Fund shares.
•	Under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss upon the vesting of the assets and liabilities of the Acquired Fund in the Merger Subsidiary, or upon the distribution of the Acquiring Fund shares by the Acquired Fund to its shareholders, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.
•	Under Section 354 of the Code, no gain or loss will be recognized by a shareholder of the Acquired Fund who exchanges all of his, her or its Acquired Fund common shares for Merger Shares pursuant to the Reorganization.
•	Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by a shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor.
•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by a shareholder of the Acquired Fund pursuant to the Reorganization will include the period for which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets.
•	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Acquired Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization.
•	Under Section 1223(2) of the Code, the Acquiring Fund’s holding period for the Acquired Fund’s assets received by the Acquiring Fund pursuant to the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (iii) above, will include the period during which the assets were held or treated for federal income tax purposes as held by the Acquired Fund.
•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.
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The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, Ropes & Gray LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and as described herein. No tax ruling has been requested from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or any court.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either the Acquiring Fund or the Acquired Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Acquired Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the Acquiring Fund and the Acquired Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of the Acquired Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to the Acquired Fund’s shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely prior to the Reorganization.

As of November 30, 2017 (its last fiscal year end), the Acquired Fund had unused capital loss carryforwards of approximately $5,650,460. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. As described above, the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such capital loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” multiplied by the value of the “loss corporation’s” equity. The tax principles described above are not expected to change. However, their application noted above will change prior to the Reorganization because of market developments and volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred, and shareholder activity in the Funds, among other changes. Given

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its objective of tax-exempt current income, each Fund typically does not trade in order to utilize capital loss carryforwards unless there are attractive bonds available that will result in a stable or increased yield to the Fund. As such, it is unlikely that each Fund would utilize all of its capital loss carryforwards, with or without the Reorganization. Additionally, the unrealized gains in each Fund’s current holdings will decrease over time as those holdings approach maturity because such holdings’ original issue discount will be accreted into their cost basis as the market price of the holdings approach par value.

Shareholders should note that the Reorganization will end the tax year of the Acquired Fund. In accordance with the Acquired Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the Fund level, the Acquired Fund will declare and pay a distribution to the Acquired Fund’s shareholders which, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover prior to the Reorganization, as reduced by any available losses. Such distributions, other than distributions properly reported by the Acquired Fund as exempt-interest dividends, will be taxable to the Acquired Fund’s shareholders if they hold the Acquired Fund shares in a taxable account.

Management of the Funds and Fund Service Providers

Trustees and Officers. The Board of each Fund oversees the affairs of each Fund. The officers of each Fund are responsible for the management of the Fund’s operations. The Trustees and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of the other registered management investment companies in the Eaton Vance family of funds advised by either Eaton Vance or Boston Management and Research, an affiliate of Eaton Vance.

The Funds’ Investment Adviser. Eaton Vance acts as each Fund’s investment adviser under an Investment Advisory Agreement (“Advisory Agreement”). Eaton Vance’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.

Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $453 billion as of July 31, 2018. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general oversight of each Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the assets of each Fund, furnishes continuously an investment program with respect to each Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser will furnish to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of each Fund who are members of the Adviser’s organization and who render investment services to each Fund, and will also compensate all other Adviser personnel who provide research and investment services to each Fund.

In return for these services, facilities and payments, the Funds have agreed to pay the Adviser fees as compensation, under the Advisory Agreement, as follows:

Acquired Fund. The advisory fee payable by the Acquired Fund is computed at an annual rate of 0.70% of the Fund’s average weekly gross assets and is payable monthly.  Pursuant to a fee reduction agreement between the Acquired Fund and Eaton Vance, commencing on May 1, 2010, Eaton Vance agreed to reduce its advisory fee by 0.015% per annum in each of the next 19 years, provided that the advisory fee would be reduced to

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0.40% of average weekly gross assets when the Acquired Fund’s unrecovered distribution payment balance (relating to commissions paid by the Eaton Vance organization in connection with each Fund’s initial public offering) is fully depleted. Effective February 1, 2018, the advisory fee was reduced to 0.40% of average weekly gross assets. For the six months ended May 31, 2018, the Acquired Fund’s effective advisory fee rate was 0.46% of its average weekly gross assets. The Acquired Fund commenced operations on January 27, 1999.

Acquiring Fund. The advisory fee payable by the Acquiring Fund is computed at an annual rate of 0.70% of the Fund’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Acquiring Fund and Eaton Vance, commencing on May 1, 2010, Eaton Vance agreed to reduce its advisory fee by 0.015% per annum in each of the next 19 years, provided that the advisory fee would be reduced to 0.40% of average weekly gross assets when the Acquiring Fund’s unrecovered distribution payment balance (relating to commissions paid by the Eaton Vance organization in connection with each Fund’s initial public offering) is fully depleted. In addition, pursuant to the fee reduction agreement, the Acquiring Fund’s advisory fee rate was reduced to 0.52% of average weekly gross assets on November 1, 2018. The Acquiring Fund’s advisory fee is expected to be further reduced to 0.40% of average weekly gross assets by approximately February 2020. For the six months ended May 31, 2018, the Acquiring Fund’s effective advisory fee rate was 0.58% of its average weekly gross assets. The Acquiring Fund commenced operations on January 27, 1999.

Gross assets of each Fund are calculated by deducting accrued liabilities of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, the amount payable by the Fund to Floating -Rate Note holders (limited to the value of APS outstanding prior to any APS redemptions or repurchases by the Fund) and the amount of any outstanding preferred shares.

Unless earlier terminated pursuant to its terms, each Advisory Agreement will be continued from year to year if such continuation is specifically approved at least annually: (i) by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding preferred shares and the common shares, voting together as a single class; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, as the case may be, on sixty days’ written notice.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement is included in each Fund’s Semi-Annual Report for the fiscal period ended May 31, 2018.

Portfolio Managers. Cynthia J. Clemson is the portfolio manager of the Acquiring Fund. She is responsible for the day-to-day management of the Acquiring Fund’s investments. Ms. Clemson is a vice president of Eaton Vance Management, co-director of the municipal investments group and a portfolio manager on Eaton Vance’s municipal bond team. Ms. Clemson began her career in the investment management industry with Eaton Vance in 1985. Ms. Clemson will manage the Combined Fund following the Reorganization. Adam A. Weigold, CFA, is the portfolio manager of the Acquired Fund. He is responsible for the day-to-day management of the Acquired Fund’s investments. Mr. Weigold has been an Eaton Vance portfolio manager since 2007 and is a Vice President of Eaton Vance.

The Statement of Additional Information includes additional information about the portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund shares, if any.

Each Fund and the Adviser have adopted Codes of Ethics (the “Codes”) relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

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Administrator. Eaton Vance serves as administrator of each Fund, and receives an annual administration fee of 0.20% of average weekly gross assets for providing administrative services to the Funds. Under the Administration Agreement with each Fund, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund’s business.

Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of each Fund and will maintain custody of the securities and cash of each Fund. State Street maintains each Fund’s general ledger and computes NAV per common share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, is the transfer agent and dividend disbursing agent of each Fund.

Required Vote and

Other Information about the Meeting

Each common share of the Acquired Fund is entitled to one vote. Approval of the proposal requires the vote of the holders of a “majority of the outstanding” (as defined in the 1940 Act) common shares then outstanding, provided a quorum is present at the meeting. The following table summarizes how the quorum and voting requirements are determined:

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum. A majority of the outstanding shares that are entitled to vote will be considered a quorum for the transaction of business; provided that when a class of shares is entitled to vote separately on a matter, holders of a majority of the outstanding shares of that class shall constitute a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting.	Voted “for” a proposal.
Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.
Vote to Abstain	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business and the Board of Trustees of the Acquired Fund will consider what further action may be appropriate.

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Shareholders who object to the proposed Reorganization will not be entitled under Massachusetts law or the Agreement and Declaration of Trust, as amended, of the Acquired Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to common shareholders for U.S. federal income tax purposes and that shares of the Acquired Fund may be sold at any time prior to the consummation of the proposed Reorganization.

Expenses and Manner of Solicitation. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Fund; by personnel of the Acquired Fund’s investment adviser, Eaton Vance, and its transfer agent, American Stock Transfer & Trust Company, LLC; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the Acquired Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs of the Special Meeting and the Reorganization, including the solicitation of proxies for the proposal, will be borne by the Acquired Fund, other than any trading costs associated with repositioning the Fund’s portfolio which will be borne by the Fund that directly incurs them. These costs, borne by common shareholders of the Acquired Fund, are estimated to be approximately $43,125. For additional information please see “Proposal 1 – Approve Agreement and Plan of Reorganization—Terms of the Plan and Cost Allocation.”

AST, 48 Wall Street, 22nd Floor, New York, NY 10005, has been retained to assist in the solicitation of proxies at a cost of approximately $17,000 plus reasonable expenses.

Revoking Proxies. Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Secretary of the Acquired Fund;
▪	By returning a duly executed proxy with a later date before the time of the meeting; or
▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum. As of the Record Date, the number of shares of beneficial interest of each Fund outstanding and entitled to vote on the Reorganization was as follows:

FUND	SHARES OUTSTANDING
Acquired Fund
Common shares	4,598,158
Acquiring Fund
Common shares	23,782,344

Only common shareholders of record of the Acquired Fund on the Record Date are entitled to notice of and to vote at the meeting. Shareholders of the Acquiring Fund are not voting at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business; provided that when a class of shares is entitled to vote separately on a matter, holders of a majority of the outstanding shares of that class shall constitute a quorum.

Other Business. Each Fund’s Board knows of no other business to be presented for consideration at the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments. If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s

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shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and proxies voted against a proposal will be voted against adjournment.

Manner of Voting. In addition to soliciting proxies by mail, by fax or in person, the Acquired Fund may also arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by personnel of the Adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge. These procedures include the following:

•	A shareholder will be called on a recorded line at the telephone number in the Acquired Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.
•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
•	The shareholder will receive a confirmation of the voting instructions to ensure that the shareholder’s instructions have been recorded correctly. A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Holders of common shares of the Acquired Fund will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs must be borne by you.

To vote via the Internet:

•	Read the Proxy Statement/Prospectus and have your proxy card at hand.
•	Go to the Web Site listed on the proxy card.
•	Enter the “control number” found on your proxy card.
•	Follow the instructions on the website. Please call us at 1-888-628-1041 Monday through Friday 9:00 a.m. to 10:00 p.m., Eastern Time if you have any problems.
•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholder Proposals. To be considered for presentation at the Acquiring Fund’s 2019 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) must have been received by the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, no later than the close of business on October 1, 2018. To be considered for presentation at the Acquired Fund’s 2019 Annual Meeting of Shareholders, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received by the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, within a reasonable time before the Fund begins to print and send its proxy materials. For the Acquiring Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, no later than the close of business

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on December 22, 2018 and no earlier than November 22, 2018. For the Acquired Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, not earlier than the close of business on the later of the 90th day prior to such annual meeting, if any, or the 10th day following the day on which public announcement of the date of such meeting is first made. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. If the Reorganization is approved by shareholders and consummated as described herein, the Acquired Fund will dissolve and will have no 2019 annual meeting.

Ownership of Shares

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, the following shareholders own more than 5% of a Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
Acquired Fund – Common Shares	National Financial Services, LLC 499 Washington Boulevard Jersey City, NY 07310	895,007	19.46%
	Wells Fargo Clearing Services, LLC 2801 Market Street. St. Louis, MO 63103	610,663	13.28%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deerlake Dr., E. Jacksonville, FL 32246	532,212	11.57%
	The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburg, PA 15259	491,455	10.69%
	USB Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	309,964	6.74%
	Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	245,656	5.34%
Acquiring Fund – Common Shares	The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburg, PA 15259	3,012,594	12.67%
	National Financial Services, LLC 499 Washington Boulevard Jersey City, NY 07310	2,441,421	10.27%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave Omaha, NE 68154-2631	2,395,314	10.07%
	Wells Fargo Clearing Services, LLC 2801 Market Street. St. Louis, MO 63103	2,267,319	9.53%
	Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	1,772,752	7.45%
	Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	1,719,309	7.23%
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Fund Name and Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	1,335,351	5.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deerlake Dr., E. Jacksonville, FL 32246	1,274,982	5.36%

*	Information in this table is generally based on filings made on or before November 8, 2018. Each Fund’s IMTP was redeemed as of October 30, 2018 and replaced with RIBs.

Each Fund may be required to disclose certain information regarding 5% record owners pursuant to applicable securities laws.

As of November 8, 2018, the Trustees and officers of the Acquired Fund and the Acquiring Fund owned no common shares of the Acquired Fund or the Acquiring Fund, respectively.

Experts

The financial highlights and financial statements of the Acquired Fund and the Acquiring Fund for the 12 months ended November 30, 2017, and the six months ended May 31, 2018 are incorporated by reference into this Proxy Statement/ Prospectus. The financial statements incorporated in this Proxy Statement/Prospectus and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference from each Fund’s annual report for the year ended November 30, 2017 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549 or are available on the EDGAR database on the SEC’s website at www.sec.gov.

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APPENDIX A

Form of

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2019, by and between Eaton Vance Municipal Income Trust (the “Acquiring Fund”), a Massachusetts business trust, and Eaton Vance New Jersey Municipal Income Trust (the “Acquired Fund” and with the Acquiring Fund, the “Funds”), each a Massachusetts business trust.

WITNESSETH

WHEREAS, the Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as closed-end management investment companies;

WHEREAS, the Funds desire to provide for the reorganization of the Acquired Fund through the merger of the Acquired Fund into a wholly-owned subsidiary (the “Merger Subsidiary”) of the Acquiring Fund, followed by a merger of the Merger Subsidiary into the Acquiring Fund, in the manner set forth herein;

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.            Definitions

1.1         The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2         The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3         The term “Agreement” shall mean this Agreement and Plan of Reorganization.

1.4         The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of the Acquired Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

1.5         The term “By-Laws” shall mean (i) with respect to the Acquiring Fund, the By-Laws of Eaton Vance Insured Municipal Income Trust; (ii) with respect to the Acquired Fund, the By-Laws of Eaton Vance New Jersey Municipal Income Trust, each as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.6         The term “Business Day” shall mean any day that the New York Stock Exchange is open.

1.7         The term “Close of Trading on the NYSE” shall mean the close of regular trading on the NYSE, which is usually 4:00 p.m. Eastern time.

1.8         The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

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1.9         The term “Closing Date” shall mean [ ], 2018, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.10      The term “Commission” shall mean the Securities and Exchange Commission.

1.11      The term “Custodian” shall mean State Street Bank and Trust Company.

1.12      The term “Declaration of Trust” shall mean, (i) with respect to the Acquiring Fund, the Agreement and Declaration of Trust of Eaton Vance Insured Municipal Income Trust and (ii) with respect to the Acquired Fund, Eaton Vance New Jersey Municipal Income Trust Agreement and Declaration of Trust, each as subsequently amended, supplemented, amended and restated or otherwise revised from time to time.

1.13        The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.14      The term “IMTP” shall mean the Institutional MuniFund Term Preferred Shares issued by Acquired Fund and outstanding as of the Closing Date.

1.15      The term “Merger Subsidiary” shall mean a wholly-owned Delaware limited liability company of the Acquiring Fund that is registered as an investment company under the 1940 Act.

1.16      The term “Acquired Fund N-14” shall mean the Acquiring Fund registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the Acquiring Fund Merger Shares to be issued in connection with this transaction.

1.17      The term “Acquiring Fund Merger Shares” shall have the meaning given in Section 4.1 of this Agreement.

1.18      The term “NYSE” shall mean the New York Stock Exchange.

1.19      The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the Acquired Fund’s shareholders in connection with this transaction.

1.20      The term “Securities List” shall mean the list of those securities and other assets owned by the Acquired Fund on the Delivery Date.

1.21      The term “Valuation Date” shall mean the day of the Closing Date.

2.           Transfer and Exchange of Assets

2.1         Reorganization of the Acquired Fund. At the Closing, pursuant to Delaware’s merger statute and subject to the requisite approval of the shareholders and the terms and conditions set forth herein, the Acquired Fund shall transfer all of the assets and assign all Assumed Liabilities to the Merger Subsidiary (a Delaware limited liability company that is subject to such statute), and the Merger Subsidiary shall acquire such assets and shall assume such Assumed Liabilities upon delivery by the Merger Subsidiary to the Acquired Fund on the Closing Date of common shares of the Acquiring Fund (including fractional shares if applicable) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.3. Upon delivery of the assets, the Merger Subsidiary will receive good and marketable title thereto free and clear of all liens. Immediately after the Closing, the Merger Subsidiary will merge with and into the Acquiring Fund, with the Merger Subsidiary

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distributing its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Subsidiary, all upon the terms and conditions hereinafter set forth in this Agreement (the “Liquidation Merger”). It is intended that the exchange of assets and liabilities between the Merger Subsidiary and the Acquired Fund contemplated in this paragraph, along with the distributions described in Section 4.1 shall constitute a merger of the Acquired Fund into the Merger Subsidiary for purposes of the Delaware Limited Liability Company Act (the “Act”), and such merger shall be completed in accordance with the applicable provisions of the Act, including Section 18-209 thereof. It is further intended that the exchange of assets and liabilities between the Merger Subsidiary and the Acquiring Fund contemplated in this paragraph shall constitute a merger of the Merger Subsidiary into the Acquiring Fund for purposes of the Act, and such merger shall be completed in accordance with the applicable provisions of the Act, including Section 18-209 thereof.

2.2          IMTP Redemption. In conjunction with the foregoing, at the Closing, the Acquiring Fund shall pay to the Acquired Fund cash consideration equal in value to the aggregate liquidation preference of any IMTP of the Acquired Fund that are then outstanding, plus any accumulated unpaid dividends or other distributions. The Acquired Fund shall use such cash consideration exclusively to redeem all outstanding IMTP.

2.3          Computation of Net Asset Value. The net asset value per share of the Acquiring Fund Merger Shares and the net value of the assets of the Acquired Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Acquiring Fund Merger Shares shall be determined pursuant to the regular procedures of the investment adviser on behalf of the Funds. In determining the value of the securities transferred by the Acquired Fund to the Acquiring Fund, the value of such assets shall be determined pursuant to the regular procedures of the investment adviser on behalf of the Funds.

3.            Closing Date, Valuation Date and Delivery

3.1         Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2         Valuation Date. Pursuant to Section 2.3, the net value of the assets of the Acquired Fund and the net asset value per share of the Acquiring Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of the Acquired Fund will be permanently closed, and sales of shares of the Acquired Fund shall be suspended, as of the close of business of the Acquired Fund on the Valuation Date.

In the event that trading on the NYSE or on another exchange or market on which securities held by the Acquired Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of the Acquired Fund, accurate appraisal of the net assets of the Acquired Fund to be transferred hereunder is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Funds, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

3.3         Delivery of Assets. After the close of business on the Valuation Date, the Acquired Fund shall issue instructions providing for the delivery of all of its assets to the Custodian to be held for the account of the Merger Subsidiary, effective as of the Closing. The Acquiring Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

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4.            The Acquired Fund’s Distributions and Termination

4.1         As soon as reasonably practicable after the Closing Date, the Acquired Fund shall pay or make provisions for the payment of all of its debts and taxes and distribute all remaining assets, if any, to shareholders of the Acquired Fund, and the Acquired Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following, the Closing Date, the Acquired Fund shall distribute the shares it received from the Merger Subsidiary (the “Acquiring Fund Merger Shares”) to the common shareholders of the Acquired Fund and shall instruct the Acquiring Fund as to the amount of the pro rata interest of the Acquired Fund’s common shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for the Acquired Fund), to be registered on the books of the Acquiring Fund, in full and fractional Acquiring Fund Merger Shares, in the name of each such shareholder, and the Acquiring Fund agrees promptly to transfer the Acquiring Fund Merger Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders in accordance with said instruction. Each shareholder of the Acquired Fund shall receive the Acquiring Fund Merger Shares. All issued and outstanding shares of the Acquired Fund shall thereupon be canceled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.            The Acquired Fund’s Securities

On the Delivery Date, the Acquired Fund shall deliver the Securities List and tax records. Such records shall be made available to the Acquiring Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that the Acquired Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a closed-end, management investment company.

6.            Liabilities and Expenses

The Acquiring Fund shall acquire all liabilities of the Acquired Fund, whether known or unknown, or contingent or determined. The Acquired Fund will discharge all known liabilities, so far as may be possible, prior to the Closing Date. The Acquired Fund shall bear the expenses of carrying out this Agreement, provided that any costs of portfolio repositioning are to be borne by the Fund that directly incurs them.

7.            The Acquiring Fund and the Acquired Fund’s Representations and Warranties

The Acquiring Fund and the Acquired Fund each hereby represents, warrants and agrees as to itself (and in the case of the Acquiring Fund, as to the Merger Subsidiary) as follows:

7.1         Legal Existence. The Funds are each a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each Fund is authorized to issue an unlimited number of shares of beneficial interest.

7.2         Registration under 1940 Act. Each Fund is duly registered as a closed-end management investment company under the 1940 Act and such registrations are in full force and effect.

7.3         Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of the Funds dated November 30, 2017 and May 31, 2018, fairly present the financial condition of the Funds as of said dates in conformity with generally accepted accounting principles.

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7.4         No Contingent Liabilities. There are no known contingent liabilities of the Funds not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of the Acquired Fund threatened, against the Acquired Fund or to the knowledge of the Acquiring Fund threatened against the Acquiring Fund which would materially affect its financial condition.

7.5         Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of the Funds by vote taken at a meeting of such Board duly called and held on July 23, 2018. No approval of the shareholders of the Acquiring Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of the Acquired Fund and the Acquiring Fund and is a valid and legally binding obligation of the Funds enforceable in accordance with its terms.

7.6         No Material Violations. The Funds are not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws, as may be amended, of the Funds or of any agreement, indenture, instrument, contract, lease or other undertaking to which a Fund is a party or by which they are bound.

7.7         Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on the Funds, each of the Funds has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8         Good and Marketable Title. On the Closing Date, the Acquired Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to the Merger Subsidiary. Upon delivery of such assets, the Merger Subsidiary will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which the Merger Subsidiary and the Acquiring Fund has notice and necessary documentation at or prior to the time of delivery.

7.9         The Acquiring Fund Registration Statement Not Misleading. The Acquiring Fund’s registration statement conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10      Proxy Statement. The Proxy Statement delivered to the Acquired Fund’s shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.

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7.11      Books and Records. The Funds have maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.            Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1         Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2         Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Acquired Fund in accordance with the 1940 Act and the Acquired Fund’s Declaration of Trust and By-Laws, each as amended.

8.3         Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4         Registration Statement. The Acquired Fund’s N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of the Acquired Fund’s N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the Acquired Fund as of November 8, 2018 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.5         Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund’s shareholders all of (a) the Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) (b) its net capital gain (after reduction for any capital loss carryforward) and (c) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case, for the taxable period of the Acquired Fund ending on the Closing Date and, if still timely under Section 855 of the Code, the prior taxable year.

8.6         State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7         Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8         Due Diligence. The Acquiring Fund shall have had reasonable opportunity to have its officers and agents review the records of the Acquired Fund.

8.9         No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

•              any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Funds (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per

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share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

•              any loss (whether or not covered by insurance) suffered by either Fund materially and adversely affecting either Fund, other than depreciation of securities;

•              issued by either Fund to any person any option to purchase or other right to acquire shares of any class of the Acquired Fund or the Acquiring Fund Merger Shares (other than in the ordinary course of the Acquired Fund’s business as a closed-end management investment company);

•              any indebtedness incurred by the Acquired Fund or the Acquiring Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund or the Acquiring Fund except as permitted in the relevant Fund’s registration statement and disclosed in financial statements required to be provided under this Agreement;

•              any amendment to the Declaration of Trust or By-Laws of the Acquired Fund or the Acquiring Fund that will adversely affect the ability of either Fund to comply with the terms of this Agreement; or

•              any grant or imposition of any lien, claim, charge or encumbrance upon any asset of the Acquired Fund except as provided in the Acquired Fund’s registration statement, so long as it will not prevent the Acquired Fund from complying with Section 7.8.

8.10       Lawful Sale of Shares. On the Closing Date, the Acquiring Fund Merger Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable, and conform in all substantial respects to the description thereof contained in the Acquiring Fund Proxy Statement furnished to the Acquired Fund’s shareholders and the Acquiring Fund Merger Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Acquired Fund’s registration statement and will be offered and sold in compliance with all applicable state securities laws.

8.11      Documentation and Other Actions. The Funds shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

8.12       Listing. The Acquiring Fund Merger Shares shall have been accepted for listing by NYSE.

8.13       Opinion. The Acquiring Fund and the Acquired Fund shall have obtained an opinion of counsel, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to each Fund, and based upon such representations of the parties as reasonably requested and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the reorganization set forth in this Agreement will qualify as a reorganization as described in Section 368(a) of the Code.

9.            Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to the Funds, as applicable, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

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10.         Termination

This Agreement may be terminated by either party to this Agreement upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 hereof have not been performed or do not exist on or before [ ], 2019. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.         Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. The Funds represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Each Fund represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.         Amendments

At any time prior to or after approval of this Agreement by the Acquired Fund’s shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Merger Shares to be received by Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.         Massachusetts Business Trust

References in this Agreement to the Acquired Fund or the Acquiring Fund mean and refer to the trustees from time to time, serving under its Declaration of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of the Acquired Fund or the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Funds personally, but bind only the trust property of the applicable Fund as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of the Funds, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the applicable Fund as provided in such Fund’s Declaration of Trust.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:	EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

By:______________________________

EATON VANCE MUNICIPAL INCOME TRUST

By:______________________________

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APPENDIX B

DIVIDEND REINVESTMENT PLAN

Pursuant to each Fund’s dividend reinvestment plan (the “Plan”), unless a shareholder of common shares (“Common Shares”) of the Fund (“Common Shareholder”) elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company LLC (the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly-issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on any securities exchange where Common Shares are traded. If on the payment date for the distribution, the NAV per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly-issued Common Shares on behalf of the participants.

The number of newly-issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the NAV per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly-issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly-issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

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There will be no brokerage charges to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their NAV, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their NAV, Plan participants will receive Common Shares with a NAV that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below NAV to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly-issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than their NAV.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219. Please call 1-866-706-0514 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time if you have questions regarding the Plan.

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APPENDIX C

Federal Income Tax Matters

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the common shares of Eaton Vance Municipal Income Trust (the “Trust”). Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a United States (“U.S.”) common shareholder that is not subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), and that you hold the common shares as a capital asset (generally, property held for investment).

A U.S. common shareholder means an owner of common shares that, for federal income tax purposes is a citizen or individual resident of the U.S., a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The Trust has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Trust must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Trust is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income, net recognized capital gains and net tax-exempt income.

The Trust currently intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional common shares, ordinarily will constitute income exempt from regular federal income tax under current federal tax law. Interest on certain municipal obligations, such as certain private activity bonds, however, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income.

To the extent that the Trust receives income from such municipal obligations, a portion of the dividends paid by the Trust, although exempt from regular federal income tax, will be taxable to common shareholders to the extent that their tax liability is determined under the alternative minimum tax (“AMT”). Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. The Trust will annually provide a report indicating the percentage of the Trust’s income attributable to municipal obligations subject to the AMT.

In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions will generally be subject to federal, state and local taxation, depending on a shareholder’s situation. Such distributions are taxable whether paid in cash or reinvested in additional shares of the Trust. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) are generally taxable at rates applicable to long-term capital gains regardless of how long a common shareholder has held his or her common shares. The net investment income, including capital gains, of certain individuals, estates and trusts will be subject to an additional 3.8% Medicare tax and certain individuals may be subject to limitations on the use of itemized deductions, which can increase the effective tax rate of such persons. The Trust does not currently expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

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As a RIC, the Trust will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it is permitted to designate the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. If the Trust makes this designation, for U.S. federal income tax purposes, the tax basis of common shares owned by a common shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the common shareholder under clause (ii) of the preceding sentence. The Trust is not required to, and there can be no assurance that the Trust will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each common shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the common shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to common shareholders. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the common shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, ordinary income (including short-term capital gain taxable as ordinary income when distributed) is taxed at higher marginal rates than long-term capital gains. An additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains received by such shareholders. Certain individuals may be subject to limitations on the use of itemized deductions, which can increase the effective tax rate of such persons. Any loss on the sale of shares that have been held for six months or less will generally be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received (or deemed received) by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Trust’s shares on which exempt-interest dividends are paid is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly

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used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Trust.

If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Trust may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Trust invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Trust may be required to “backup” withhold a portion of distributions payable to common shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the common shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

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APPENDIX D

FINANCIAL HIGHLIGHTS

Acquired Fund. The following schedule presents financial highlights for one common share of the Acquired Fund outstanding throughout the periods indicated. Information for the six months ended May 31, 2018 has not been audited.

Selected data for a common share outstanding during the periods stated.

	Acquired Fund
	Six Months Ended May 31,	Year Ended November 30,
	2018 (Unaudited)	2017	2016	2015	2014	2013
Net asset value - Beginning of period (Common shares)	$13.540	$13.430	$13.800	$14.060	$12.960	$14.790
Income (Loss) From Operations
Net investment income(1)	$0.271	$0.573	$0.635	$0.745	$0.748	$0.762
Net realized and unrealized gain (loss)	(0.121)	0.105	(0.637)	(0.293)	1.098	(1.792)
Distributions to APS shareholders
From net investment income(1)	(0.006)	(0.013)	(0.012)	(0.010)	(0.008)	(0.012)
Discount on redemption and repurchase of APS(1)	—	—	0.284	—	—	—
Total income (loss) from operations	$0.144	$0.665	$0.270	$0.442	$1.838	$(1.042)
Less Distributions to Common Shareholders
From net investment income	$(0.274)	$(0.555)	$(0.640)	$(0.728)	$(0.743)	$(0.788)
Total distributions to common shareholders	$(0.274)	$(0.555)	$(0.640)	$(0.728)	$(0.743)	$(0.788)
Anti-dilutive effect of share repurchase program(1)	$—	$—	$—	$0.026	$0.005	$—
Net asset value – End of period (Common Shares)	$13.410	$13.540	$13.430	$13.800	$14.060	$12.960
Market value – End of period (Common Shares)	$11.290	$11.750	$11.950	$12.320	$12.300	$11.440
Total Investment Return on Net Asset Value(2)	1.45%(3)	5.52%	2.13%(4)	4.08%	15.20%	(6.96)%
Total Investment Return on Market Value(2)	(1.57)%(3)	2.91%	1.79%	6.21%	14.17%	(25.85)%
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000’s omitted)	$61,667	$62,260	$61,766	$63,445	$65,624	$60,653
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees(6)	1.31%(7)	1.58%	1.60%	1.60%	1.64%	1.70%
Interest and fee expense(8)	1.71%(7)	1.30%	0.82%	0.04%	0.04%	0.08%
Total expenses(6)	3.02%(7)	2.88%	2.42%	1.64%	1.68%	1.78%
Net investment income	4.05%(7)	4.20%	4.46%	5.36%	5.47%	5.55%
Portfolio Turnover	17%(3)	12%	9%	8%	6%	16%
Senior Securities:
Total preferred shares outstanding(9)	1,160	1,337	1,337	1,337	1,337	1,337
Asset coverage per preferred share(10)	$78,161	$71,567	$71,197	$72,453	$74,083	$70,365
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
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	Acquired Fund
	Year Ended November 30,
	2012	2011	2010	2009	2008
Net asset value - Beginning of year (Common shares)	$13.020	$13.260	$13.570	$9.400	$14.930
Income (Loss) From Operations
Net investment income(1)	$0.802	$0.890	$0.957	$0.971	$0.968
Net realized and unrealized gain (loss)	1.783	(0.185)	(0.290)	4.091	(5.579)
Distributions to preferred shareholders
From net investment income(1)	(0.018)	(0.022)	(0.029)	(0.048)	(0.289)
Total income (loss) from operations	$2.567	$0.683	$0.638	$5.014	$(4.900)
Less Distributions to Common Shareholders
From net investment income	$(0.797)	$(0.923)	$(0.948)	$(0.844)	$(0.630)
Total distributions to common shareholders	$(0.797)	$(0.923)	$(0.948)	$(0.844)	$(0.630)
Net asset value – End of year (Common Shares)	$14.790	$13.020	$13.260	$13.570	$9.400
Market value – End of year (Common Shares)	$16.380	$13.370	$13.520	$14.040	$8.500
Total Investment Return on Net Asset Value(2)	20.18%	5.64%	4.62%	55.43%	(33.57)%
Total Investment Return on Market Value(2)	29.62%	6.39%	3.10%	77.84%	(29.88)%
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$69,135	$60,734	$61,717	$62,792	$43,459
Ratios (as a percentage of average daily net assets applicable to common shares):(5)
Expenses excluding interest and fees	1.71%	1.81%	1.79%	1.99%	1.96%
Interest and fee expense(8)	0.11%	0.15%	0.18%	0.24%	0.45%
Total expenses before custodian fee reduction	1.82%	1.96%	1.97%	2.23%	2.41%
Expenses after custodian fee reduction excluding interest and fees	1.71%	1.81%	1.79%	1.99%	1.94%
Net investment income	5.70%	6.96%	6.87%	8.16%	7.22%
Portfolio Turnover	14%	11%	9%	48%	54%
Senior Securities:
Total preferred shares outstanding(9)	1,337	1,337	1,337	1,337	1,366
Asset coverage per preferred share(10)	$76,709	$70,427	$71,162	$71,966	$56,817
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000

(See footnotes on next page.)

D-2

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(3)	Not annualized.
(4)	The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been (0.03)%.
(5)	Ratios do not reflect the effect of dividend payments to APS shareholders.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions and iMTP Shares issued to redeem a portion of the Trust’s APS.
(9)	Preferred shares represent iMTP Shares as of May 31, 2018, iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008.
(10)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.
(11)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares (iMTP Shares and APS, as applicable) are presented below. Ratios do not reflect the effect of dividend payments to APS shareholders and exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Six Months Ended May 31,	Year Ended November 30,
	2018 (Unaudited)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Expenses excluding interest and fees	0.86%	1.03%	1.06%	1.06%	1.07%	1.12%	1.14%	1.16%	1.18%	1.24%	1.23%(12)
Interest and fee expense	1.13%	0.85%	0.54%	0.02%	0.03%	0.05%	0.07%	0.09%	0.12%	0.15%	0.28%
Total expenses	1.99%	1.88%	1.60%	1.08%	1.10%	1.17%	1.21%	1.25%	1.30%	1.39%	1.51%(13)
Net investment income	2.67%	2.74%	2.95%	3.53%	3.59%	3.65%	3.78%	4.46%	4.53%	5.08%	4.51%
(12)	Expenses after custodian fee reduction were 1.21%.
(13)	Expenses after custodian fee reduction were 1.49%.

APS – Auction Preferred Shares

iMTP Shares – Institutional MuniFund Term Preferred Shares

D-3

Acquiring Fund. The following schedule presents financial highlights for one common share of the Acquiring Fund outstanding throughout the periods indicated. Information for the six months ended May 31, 2018 has not been audited.

Selected data for a common share outstanding during the years stated.

	Acquiring Fund
	Six Months Ended May 31,	Year Ended November 30,
	2018 (Unaudited)	2017	2016	2015	2014	2013
Net asset value - Beginning of period (Common shares)	$13.250	$12.910	$13.020	$12.950	$10.540	$13.360
Income (Loss) From Operations
Net investment income(1)	$0.319	$0.688	$0.767	$0.886	$0.886	$0.885
Net realized and unrealized gain (loss)	(0.180)	0.330	(0.340)	0.082	2.423	(2.778)
Distributions to APS shareholders(1)
From net investment income	(0.004)	(0.008)	(0.008)	(0.007)	(0.005)	(0.009)
Discount on redemption and repurchase of APS(1)	—	—	0.244	—	—	—
Total income (loss) from operations	$0.135	$1.010	$0.663	$0.961	$3.304	$(1.902)
Less Distributions to Common Shareholders
From net investment income	$(0.325)	$(0.670)	$(0.773)	$(0.892)	$(0.900)	$(0.930)
Total distributions to common shareholders	$(0.325)	$(0.670)	$(0.773)	$(0.892)	$(0.900)	$(0.930)
Premium from common shares sold through shelf offering(1)	$—	$—	$—	$0.001	$0.006	$0.012
Net asset value – End of period (Common Shares)	$13.060	$13.250	$12.910	$13.020	$12.950	$10.540
Market value – End of period (Common Shares)	$11.810	$12.300	$12.260	$13.390	$13.350	$10.530
Total Investment Return on Net Asset Value(2)	1.30%(3)	8.13%	4.91%(4)	7.60%	32.67%	(14.69)%
Total Investment Return on Market Value(2)	(1.32)%(3)	5.70%	(3.13)%	7.42%	36.79%	(20.43)%
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000’s omitted)	$310,618	$315,080	$307,135	$309,354	$307,074	$246,295
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees(6)	1.30%(7)	1.33%	1.30%	1.43%	1.55%	1.63%
Interest and fee expense(8)	1.67%(7)	1.25%	0.83%	0.33%	0.30%	0.33%
Total expenses(6)	2.97%(7)	2.58%	2.13%	1.76%	1.85%	1.96%
Net investment income	4.89%(7)	5.19%	5.54%	6.84%	7.49%	7.49%
Portfolio Turnover	8%(3)	8%	4%	21%	36%	42%
Senior Securities:
Total preferred shares outstanding(9)	2,720	3,311	3,311	4,806	4,806	4,806
Asset coverage per preferred share(10)	$139,198	$120,162	$117,762	$89,369	$88,894	$76,248
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

D-4

	Acquiring Fund
	Year Ended November 30,
	2012	2011	2010	2009	2008
Net asset value - Beginning of year (Common shares)	$10.710	$11.080	$10.840	$8.110	$14.370
Income (Loss) From Operations
Net investment income(1)	$0.905	$0.988	$1.036	$0.981	$1.067
Net realized and unrealized gain (loss)	2.715	(0.352)	0.169	2.648	(6.262)
Distributions to APS shareholders(1)
From net investment income	(0.013)	(0.016)	(0.022)	(0.036)	(0.258)
Total income (loss) from operations	$3.607	$0.620	$1.183	$3.593	$(5.453)
Less Distributions to Common Shareholders
From net investment income	$(0.957)	$(0.990)	$(0.943)	$(0.863)	$(0.807)
Total distributions to common shareholders	$(0.957)	$(0.990)	$(0.943)	$(0.863)	$(0.807)
Net asset value – End of year (Common Shares)	$13.360	$10.710	$11.080	$10.840	$8.110
Market value – End of year (Common Shares)	$14.310	$12.270	$11.980	$11.480	$8.450
Total Investment Return on Net Asset Value(2)	34.28%	5.66%	10.74%	46.43%	(39.72)%
Total Investment Return on Market Value(2)	25.54%	11.96%	13.06%	48.84%	(32.13)%
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$304,726	$243,936	$250,731	$243,846	$140,254
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees	1.68%	1.88%	1.73%	2.00%	1.84%
Interest and fee expense(8)	0.34%	0.39%	0.34%	0.47%	0.73%
Total expenses before custodian fee reduction	2.02%	2.27%	2.07%	2.47%	2.57%
Expenses after custodian fee reduction excluding interest and fees	1.68%	1.88%	1.73%	2.00%	1.82%
Net investment income	7.44%	9.46%	9.00%	10.44%	8.45%
Portfolio Turnover	25%	15%	16%	44%	53%
Senior Securities:
Total preferred shares outstanding(9)	4,806	4,806	4,806	4,806	4,394
Asset coverage per preferred share(10)	$88,406	$75,757	$77,172	$75,739	$56,919
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000	$25,000

(See footnotes on next page.)

D-5

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(3)	Not annualized.
(4)	The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 94.5% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 2.93%.
(5)	Ratios do not reflect the effect of dividend payment to APS shareholders.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(7)	Annualized.
(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions and iMTP Shares issued to redeem a portion of the Trust’s APS.
(9)	Preferred shares represent iMTP Shares as of May 31, 2018, iMTP Shares and APS as of November 30, 2017 and 2016 and APS as of November 30, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008.
(10)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.
(11)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares (iMTP Shares and APS, as applicable) are presented below. Ratios do not reflect the effect of dividend payments to APS shareholders and exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Six Months Ended May 31,	Year Ended November 30,
	2018 (Unaudited)	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Expense excluding interest and fees	1.04%	1.05%	1.02%	1.04%	1.08%	1.13%	1.17%	1.25%	1.19%	1.26%	1.17%
Interest and fee expense	1.34%	0.99%	0.65%	0.23%	0.21%	0.23%	0.24%	0.26%	0.23%	0.29%	0.47%
Total expenses	2.38%	2.04%	1.67%	1.27%	1.29%	1.36%	1.41%	1.51%	1.42%	1.55%	1.64%
Net investment income	3.91%	4.11%	4.33%	4.92%	5.23%	5.18%	5.19%	6.28%	6.15%	6.56%	5.40%

APS – Auction Preferred Shares

iMTP Shares – Institutional MuniFund Term Preferred Shares

D-6

PROXY CARD

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **Mail** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-888-628-1041** Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

CONTROL NUMBER: 123456789012

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

PROXY IN CONNECTION WITH THE

The undersigned holder(s) of common shares of Eaton Vance New Jersey Municipal Income Trust (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, KRISTIN S. ANAGNOST, DEIDRE E. WALSH and PAYSON F. SWAFFIELD, or any of them, as proxies for the undersigned, with full power of substitution and revocation in each of them, at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, January 10, 2019 at 2:00 p.m., Eastern Time, and at any and all adjournment(s) thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all of the powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Prospectus/Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

If you have any questions about how to vote or about the Special Meeting in general, please call toll-free 1-888-628-1041. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JANUARY 10, 2019. The Notice of Special Meeting, the Proxy Statement/Prospectus and Annual Report to Shareholders for the fiscal year ended November 30, 2017 for the Fund are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

Your signature is required for your vote to be counted.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY DATE

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS AND OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.

To vote, mark one circle in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization between the Fund and Eaton Vance Municipal Income Trust.	O	O	O
2. To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed sessions thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. **PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

eaton vance New JERSEY municipal Income Trust (the “Acquired Fund”)

BY AND IN EXCHANGE FOR SHARES OF

EATON VANCE MUNICIPAL INCOME TRUST
(the “Acquiring Fund,” together with the Acquired Fund, the “Funds,” and each a “Fund”)

November 21, 2018

This Statement of Additional Information (“SAI”) is available to the shareholders of the Acquired Fund in connection with the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund whereby (a) pursuant to Delaware’s merger statute, a wholly-owned subsidiary (the “Merger Subsidiary”) of the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund with $0.01 par value (“Acquiring Fund Common Shares”), and the Acquired Fund will: (i) distribute Acquiring Fund Common Shares to its common shareholders; (ii) terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”); and (iii) dissolve under applicable state law and (b) pursuant to Delaware’s merger statute, the Merger Subsidiary will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Subsidiary, in complete liquidation and dissolution of the Merger Subsidiary. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus dated November 21, 2018 relating to the proposed Reorganization of the Acquired Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Eaton Vance Management (“EVM” or the “Adviser”) at Two International Place, Boston, Massachusetts 02110. You may also obtain a copy of the Proxy Statement/Prospectus on the Securities and Exchange Commission (“SEC”) website at (http://www.sec.gov).

Table of contents

adDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	1
MANAGEMENT AND ORGANIZATION	17
RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES	28
INVESTMENT ADVISORY AND OTHER SERVICES	29
OTHER SERVICE PROVIDERS	33
DETERMINATION OF NET ASSET VALUE	33
PORTFOLIO TRADING	35
TAXES	37
OTHER INFORMATION	43
FINANCIAL STATEMENTS	43
APPENDIX A – Ratings	A-1
APPENDIX B –U.S. TERRITORY OBLIGATIONS	B-1
APPENDIX C – pROXY VOTING POLICIES	C-1

i

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Proxy/Statement Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Proxy/Statement Prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. EVM, each Fund’s investment adviser, may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve each Fund’s investment objective.

OTHER INVESTMENTS

U.S. Government Securities. U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities. The principal of and/or interest on certain U.S. Government securities could be: (a) payable in foreign currencies rather than U.S. dollars; or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Municipal Obligations. Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation. Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986, which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for

1

federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item that could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, each Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds) for taxable years beginning on or before December 31, 2017, for which the AMT applies to corporations.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity that owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Each Fund may on occasion acquire revenue bonds that carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time. Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels. A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students that may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated

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with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations that were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  A Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which each Fund invests. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels,

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and inflation can affect municipal obligations in the same sector. As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which each Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of each Fund’s investment policies. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in a Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

State Concentration. The Acquired Fund may invest 25% or more of its assets in municipal obligations of issuers located in New Jersey. The Acquiring Fund may invest 25% or more of its gross assets in one or more states. When a Fund does so, it is sensitive to factors affecting the relevant state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Concentration. Each Fund may invest a total of up to 25% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Information about some of these conditions and developments is included in Appendix B. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa, and, to the extent it does so, may be adversely affected by local political and economic conditions and developments in these jurisdictions.

Economic Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain economic sectors. There could be economic, business or political developments which might adversely affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, as they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressure is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

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A Fund may invest in tobacco settlement bonds. Standard tobacco settlement bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge that the governor will request an appropriation of funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. These payments are not generally fixed, but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities.

In addition, the airline industry continues to evolve. A number of major carriers have either emerged from bankruptcy or are currently in bankruptcy. Recent problems include, but are not limited to, increased competition, labor and union conflicts, greater security costs and fluctuating jet fuel prices. Court rulings have given some guidance to the viability of collateral structures. However, there is still uncertainty as to the strength of collateral pledged under various security systems.

Certain tax-exempt bonds issued by Native American tribes may be subject to the risk that a taxing authority would determine that the income from such bonds is not eligible for tax-exempt status. In the event of any final adverse ruling to this effect, holders of such bonds may be subject to penalties.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the Adviser to be of investment grade quality for purposes of a Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the Adviser. In the event the rating of an obligation held by a Fund is downgraded, causing a Fund to exceed a limitation, the Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with a Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of a Fund’s goals is more dependent on the Adviser’s ability than would be the case if a Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The Adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix A.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of

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all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of such Fund’s limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the relevant Board of Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) the rating, if any, assigned to the obligation and/or the governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation is insured as to the timely payment of principal and interest; and (9) all factors and information unique to the obligation in determining its liquidity. If the municipal lease obligation is insured as to the timely payment of principal and interest, or if the obligation has an investment grade rating (rated BBB or Baa or higher), the investment adviser will consider the obligation to be liquid. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. Each Fund may be required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and a Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions to avoid Fund-level tax and maintain its status as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

Bonds and preferred stocks that make “in-kind” payments and other securities that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. Payment-in-kind securities (“PIKs”) generally carry higher interest rates compared to bonds that make cash payments of interest to reflect their payment deferral and increased credit risk. PIKs generally involve significantly greater credit risk than coupon loans because a Fund receives no cash payments until the maturity date or a specified cash payment date. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. PIK bonds may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral. If the issuer of a PIK defaults, a Fund may lose its entire investment. PIK interest has the effect of generating investment income and increasing the incentive fees, if any, payable at a compounding rate. Generally, the deferral of PIK interest increases the loan to value ratio.

Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. Each Fund may be required to

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distribute the income on these instruments as it accrues to avoid Fund-level tax and maintain its status as a RIC, even though a Fund will not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. PIKs and other obligations that do not pay regular income distributions may experience greater volatility in response to interest rate changes and issuer developments. PIKs generally carry higher interest rates compared to obligations that make cash payments of interest to reflect their payment deferral and increased credit risk. Even if accounting conditions are met for accruing income payable at a future date under a PIK, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK.  PIKs may be difficult to value accurately because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.  If the issuer of a PIK defaults, a Fund may lose its entire investment.

When-Issued, Delayed Delivery and Forward Commitment Transactions. Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Variable and Floating Rate Debt Instruments. Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. Each Fund would anticipate using these bonds as cash equivalents pending longer term investment of its assets. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Derivative Instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”). Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage Requirements” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks. Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and a Fund’s assets. To the extent that a derivative instrument is intended to hedge against an event that does not occur, a Fund may realize losses.

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OTC Derivatives. Over-the-counter (“OTC”) derivative instruments involve an additional risk in that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, an option or commodity exchange or swap execution facility or clearinghouse may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) effectively limit the use of derivative instruments. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. There can be no assurance that the use of derivative instruments will benefit a Fund.

Credit Derivatives. Each Fund may invest in credit default swaps, total return swaps or credit options for hedging and other risk management purposes, as well as to generate income. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Each Fund will only enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an

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interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by a Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by a Fund’s custodian. Each Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the-counter market.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). Each Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom a Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification of a Fund as a RIC for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO.

Residual Interest Bonds. Each Fund may invest in residual interests in a trust that holds municipal securities (“inverse floaters” also known as “residual interest bonds”). The interest rate payable on an inverse floater bears an inverse relationship to the interest rate on another security issued by the residual interest bond trust. Because changes in the interest rate on the other security inversely affect the interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities

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usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While inverse floaters expose a Fund to leverage risk because they provide more than one dollar of bond market exposure for every dollar invested, they are not subject to each Fund’s restrictions on borrowings.

A residual interest bond trust typically can be collapsed or closed by the holder of the residual interest bonds (such as each Fund) or by the liquidity provider. Generally, because each Fund may act to collapse the residual interest bond trust and receive the value of the residual interest bonds held by each Fund within 7-days, such residual interest bonds are considered liquid securities when held by a Fund.

At the discretion of the Adviser, each Fund may enter into a so-called shortfall and forbearance agreement with respect to an inverse floater held by a Fund. Each Fund generally may enter into such agreements (i) when the liquidity provider to the residual interest bond trust requires such an agreement because the level of leverage in the residual interest bond trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the residual interest bond trust in the event that the municipal obligation held in the trust has declined in value. Such agreements commit the Fund to reimburse, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Such agreements may expose a Fund’s other assets to losses. Absent a shortfall and forbearance agreement, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater could be terminated and a Fund could incur a loss. Consistent with SEC staff guidance, each Fund will segregate or earmark liquid assets with its custodian on a mark-to-market basis to cover any such payment obligations to liquidity providers.

The regulation of derivatives has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and regulations proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping, required margin and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations and the implementation of existing regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a Fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require a Fund’s Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. Recently, the SEC has indicated that it may revise the proposed regulations, though no such revisions have been formally proposed or implemented to date.

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Legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may also change the way in which a Fund itself is regulated. The effects of any new governmental regulation cannot be predicted and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective(s).

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, a Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Inflation-Indexed (or Inflation-Linked) Bonds. Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: the U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Event-Linked Securities. Each Fund may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or other “event-linked securities.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its entire investment in the security or notional amount on a swap. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity

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may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. As derivatives instruments, event-linked swaps are also subject to the risk associated with derivatives, including leverage risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Derivative-Linked and Commodity-Linked Hybrid Instruments. A derivative-linked or commodity-linked hybrid instrument (referred to herein as a “hybrid instrument”) is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be

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sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. The purchase of hybrid instruments also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Each Fund will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Obligations. Illiquid securities include obligations legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A obligations may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the relevant Fund’s Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

At times, a portion of a Fund’s assets may be invested in securities as to which a Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Asset Coverage Requirements. Transactions involving when-issued securities, futures contracts and options (other than options that a Fund has purchased), interest rate swaps or forward rate contracts may expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position(s) requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management.

Other Investment Companies. Each Fund may invest in common shares of other closed-end investment companies that have a similar investment objective and policies to the Fund in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for the closed-end common shares is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.  Each Fund generally will indirectly bear its proportionate share of any

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management fees paid by other closed-end investment companies in which it invests in addition to the investment advisory fee paid by the Fund.

Temporary Investments. Each Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Cash Equivalents. Cash equivalents include short-term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities. See “U.S. Government Securities” above. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty. These securities may be subject to federal income, state income and/or other taxes. Instead of investing in cash equivalents directly, each Fund may invest in an affiliated money market fund (such as Eaton Vance Cash Reserves Fund, LLC, which is managed by Eaton Vance) or unaffiliated money market fund.

Fixed-Income Securities. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity. The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation. Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired. The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to

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any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. Preferred stock and certain other hybrid securities may pay a fixed-dividend rate, but may be considered equity securities for purposes of a Fund’s investment restrictions. For a description of corporate bond ratings, see Appendix A.

Portfolio Trading and Turnover Rate. A change in the securities held by a Fund is known as “portfolio turnover” and generally involves expense to a Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause a Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. Each Fund’s portfolio turnover rate is not a limiting factor when the Adviser considers a change in the Fund’s portfolio holdings. The portfolio turnover rates for the Acquired Fund and the Acquiring Fund for the fiscal years ended November 30, 2017 and November 30, 2016 were 12% and 9% and 8% and 4%, respectively.

Government Intervention in Financial Markets. Since 2008, instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. A Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage a Fund in a manner consistent with achieving a Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Lending Portfolio Securities. Each Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. Each Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to a Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either a Fund or the borrower at any time. Upon termination and return of the loaned securities, a Fund would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in a Fund realizing a loss at a time when it would not otherwise do so. Each Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.

Each Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and a Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. Each Fund will

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exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in a Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Investment Restrictions. The following investment restrictions of the Funds are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the relevant Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy a Fund may not:

(1)	Borrow money, except as permitted by the 1940 Act;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; and

(8) Invest 25% or more of its total assets in issuers in any one industry.

In addition, each Fund’s 80% policy, as disclosed in the Proxy Statement/Prospectus, is a fundamental policy.

The Funds may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that a Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing

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25% limitation would apply to these issuers. Each Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds, electrical utility revenue obligations and private activity securities. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

The Funds have adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of a Fund’s shareholders. As a matter of nonfundamental policy, a Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the approval by its Board of Trustees, the Funds may invest more than 10% of their total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Proxy Statement/Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Funds must always be in compliance with the borrowing policies set forth above.

MANAGEMENT AND ORGANIZATION

Management

The Trustees and officers of the Acquired Fund and the Acquiring Fund are listed below. The Trustees and officers hold positions within both Funds and affiliated funds. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Eaton Vance Management, Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below.

Name and Year of Birth	Fund Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Class II Trustee	Until 2019. Trustee since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of each Fund.	174	Director of EVC and Hexavest Inc. (investment management firm).
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Name and Year of Birth	Fund Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Noninterested Trustees
MARK R. FETTING 1954	Class II Trustee	Until 2019. Trustee since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	174	None
CYNTHIA E. FROST 1961	Class I Trustee	Until 2021. Trustee since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	174	None
GEORGE J. GORMAN 1952	Class I Trustee	Until 2021. Trustee since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	174	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Class I Trustee	Until 2021. Trustee since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	174	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
WILLIAM H. PARK 1947	Chairperson of the Board and Class III Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	174	None
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Name and Year of Birth	Fund Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
HELEN FRAME PETERS 1948	Class III Trustee	Until 2020. Trustee since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	174	None
KEITH QUINTON 1958	Class III Trustee	Until 2020. Trustee since 2018	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	174	Director of New Hampshire Municipal Bond Bank (since 2016).
MARCUS L. SMITH 1966	Class III Trustee	Until 2020. Trustee since 2018	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).	174	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).
SUSAN J. SUTHERLAND 1957	Class I Trustee	Until 2021. Trustee since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	174	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
HARRIETT TEE TAGGART 1948	Class III Trustee	Until 2020. Trustee since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.	174	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).
SCOTT E. WENNERHOLM 1959	Class II Trustee	Until 2019. Trustee since 2016	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	174	None
(1)	Includes both master and feeder funds in a master-feeder structure.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton and Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

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Principal Officers who are not Trustees
Name and Year of Birth(1)	Fund Position(s)	Length of Service(2)	Principal Occupation(s) During Past Five Years(3)
PAYSON F. SWAFFIELD 1956	President	Since 2003	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 146 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
JAMES F. KIRCHNER 1967	Treasurer	Since 2007	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
RICHARD F. FROIO 1968	Chief Compliance Officer	Since 2017	Vice President of Eaton Vance and BMR since 2017. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both master and feeder funds in a master-feeder structure.

Board Meetings and Committees

The Board of Trustees (the “Board”) has general oversight responsibility with respect to the business and affairs of each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively, the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of twelve Trustees, including eleven Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to each Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with

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the CCO and with senior personnel of the Adviser, the administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the Adviser, the administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator and the Adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

Each Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and

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President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance from 1985-2007. He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds from 2008-2012 and Director/Trustee of the Royce family of funds from 2001-2012. From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981-1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of an advisory board of Creciente Partners Investment Management, LLC, a manager of a hedge fund of funds, and has additional experience as a member of the investment committee of several non-profit organizations.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014.

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee and of the Ad Hoc Committee for Closed-End Fund Matters. She currently owns and manages a consulting and investment firm, Valmo Ventures and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s audit and investment committees. She also serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a non-profit venture philanthropy fund. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. She is also an advisor to New Technology Ventures, a venture capital firm.

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William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Boards since October 1, 2018. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000 to 2001. From 1997 to 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 to 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director of the New Hampshire Municipal Bond Bank.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Boards since October 1, 2018. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit Committee, and a Director of DCT Industrial Trust Inc., a leading logistics real estate company, where he is a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012 to 2017, Director of Equity, Asia from 2010 -2012, and Director of Asian Equity Research 2005 to 2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988 through 1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He has also been a trustee of the University of Mount Union since 2008 and has served as the chairman of the finance committee since 2015. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited which, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

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Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011. Ms. Taggart currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albemarle Corporation, a specialty chemical company where she serves as a member of the Executive Compensation Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she serves as Chair of the Nomination and Governance Committee. Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018.

During the fiscal year ended November 30, 2017, the Trustees of each Fund met eight times. Each Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Ad Hoc Committee for Closed-End Fund Matters. The Audit Committee met fourteen times, the Contract Review Committee met seven times, the Governance Committee met six times, the Portfolio Management Committee met eight times, the Compliance Reports and Regulatory Matters Committee met ten times and the Ad Hoc Committee for Closed-End Fund Matters met once during such period. Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves. None of the Trustees attended the Funds’ 2017 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. Each Audit Committee member is independent under applicable listing standards of the NYSE American LLC or New York Stock Exchange (as applicable). The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php.

Messrs. Wennerholm (Chairperson), Fetting, Gorman, Park, Quinton and Smith and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency,

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custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including EVM or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Mmes. Frost (Chairperson), Mosley and Peters and Messrs. Fetting and Smith are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Mmes. Sutherland (Chairperson) and Taggart, and Messrs. Gorman, Quinton and Wennerholm are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Mmes. Mosley (Chairperson) and Peters and Mr. Gorman are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds.

Mmes. Mosley (Chairperson), Frost, Peters, Sutherland and Taggart, and Messrs. Fetting, Gorman, Park, Quinton, Smith and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the NYSE American LLC or New York Stock Exchange (as applicable). The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

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Share Ownership and Compensation

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Acquired Fund and the Acquiring Fund and in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Acquired Fund	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	None	None	Over $100,000
Noninterested Trustees
Mark R. Fetting	None	None	Over $100,000
Cynthia E. Frost	None	None	Over $100,000
George J. Gorman	None	None	Over $100,000
Valerie A. Mosley	None	None	Over $100,000
William H. Park	None	None	Over $100,000
Helen Frame Peters	None	None	Over $100,000
Keith Quinton(1)	None	None	None
Marcus L. Smith(1)	None	None	Over $100,000
Susan J. Sutherland	None	None	Over $100,000(2)
Harriett Tee Taggart	None	None	Over $100,000
Scott E. Wennerholm	None	None	Over $100,000
(1)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(2)	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2017, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, any sub-adviser, if applicable, or any person controlling, controlled by or under common control with EVC or EVD or any sub-adviser, if applicable, collectively (“Affiliated Entity”).

During the calendar years ended December 31, 2016 and December 31, 2017, no noninterested Trustee (or their immediate family members) had:

(1)	Any direct or indirect interest in any Affiliated Entity;

(2)	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above; or

(3)	Any direct or indirect relationship with (i) any fund; (ii) another fund managed or distributed by any Affiliated Entity; (iii) any Affiliated Entity; or (iv) an officer of any of the above.

During the calendar years ended December 31, 2016 and December 31, 2017, no officer of any Affiliated Entity served on the Board of Directors of a company where a noninterested Trustee of a Fund or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation

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Plan, an eligible Board member may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained. There is no retirement plan for Board members.

The fees and expenses of the Trustees of each Fund are paid by the Fund. During the fiscal year ended November 30, 2017, the Trustees of each Fund earned the following compensation in their capacities as Trustees of each Fund. For the calendar year ended December 31, 2017, the Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Keith Quinton	Marcus L. Smith	Susan J. Sutherland	Harriett Tee Taggart	Scott E. Wennerholm
Acquired Fund	$525	$527	$577	$527(2)	$737	$577	$525	$525	$539(3)	$577	$529(4)
Acquiring Fund	$2,252	$2,263	$2,480	$2,263(2)	$3,165	$2,480	$2,252	$2,252	$2,319(3)	$2,480	$2,270(4)
Total Compensation from Funds and Fund Complex	$313,750	$313,750	$343,750	$313,750(5)	$438,750	$343,750	$313,750	$313,750	$321,250(6)	$343,750	$316,250(7)
(1)	As of November 8, 2018, the Eaton Vance fund complex consists of 174 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation schedule, which may not have been in place for each Fund’s full fiscal year ended November 30, 2017 or the full calendar year ended December 31, 2017. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $75,967 for the calendar year ended December 31, 2017. Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018, and thus the compensation figures listed for the Acquired Fund, the Acquiring Fund and the Funds and Fund Complex are estimated based on amounts each would have received if they had been Trustees for the fiscal year ended November 30, 2017 and the calendar year ended December 31, 2017. Ralph F. Verni retired as a Trustee effective July 1, 2017. For the fiscal year ended November 30, 2017, Mr. Verni received Trustees fees of $1,837 for the Acquiring Fund and $434 for the Acquired Fund. For the calendar year ended December 31, 2017, he received $256,250 from the Funds and Fund Complex. Scott E. Eston retired as a Trustee effective September 30, 2017. For the fiscal year ended November 30, 2017, Mr. Eston received Trustees fees of $2,461 for the Acquiring Fund and $573 for the Acquired Fund. For the calendar year ended December 31, 2017, he received $341,250 from the Funds and Fund Complex.
(2)	Includes $161 of deferred compensation.
(3)	Includes $539 of deferred compensation.
(4)	Includes $282 of deferred compensation.
(5)	Includes $94,125 of deferred compensation.
(6)	Includes $316,231 of deferred compensation.
(7)	Includes $164,858 of deferred compensation.

Organization

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of a Fund. Each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Each Fund’s Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. Each Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

Each Fund’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Fund’s Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees

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and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

Each Fund’s Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Each Fund’s Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, the following shareholders own more than 5% of a Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
Acquired Fund – Common Shares	National Financial Services, LLC 499 Washington Boulevard Jersey City, NY 07310	895,007	19.46%
	Wells Fargo Clearing Services, LLC 2801 Market Street. St. Louis, MO 63103	610,663	13.28%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deerlake Dr., E. Jacksonville, FL 32246	532,212	11.57%
	The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburg, PA 15259	491,455	10.69%
	USB Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	309,964	6.74%
	Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	245,656	5.34%
Acquiring Fund – Common Shares	The Bank of New York Mellon 525 William Penn Place, Suite 153-0400 Pittsburg, PA 15259	3,012,594	12.67%
	National Financial Services, LLC 499 Washington Boulevard Jersey City, NY 07310	2,441,421	10.27%
	TD Ameritrade Clearing, Inc. 200 S 108th Ave Omaha, NE 68154-2631	2,395,314	10.07%
	Wells Fargo Clearing Services, LLC 2801 Market Street. St. Louis, MO 63103	2,267,319	9.53%
	Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	1,772,752	7.45%
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Fund Name and Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
	Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	1,719,309	7.23%
	Pershing LLC One Pershing Plaza Jersey City, NY 07399	1,335,351	5.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4804 Deerlake Dr., E. Jacksonville, FL 32246	1,274,982	5.36%

*	Information in this table is generally based on filings made on or before November 8, 2018. Each Fund’s IMTP was redeemed as of October 30, 2018 and replaced with RIBs.

Each Fund may be required to disclose certain information regarding 5% record owners pursuant to applicable securities laws.

Proxy Voting Policy. The Board of Trustees of each Fund have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix C. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Administrative Services. The Adviser manages the investments and affairs of the Funds and provides related office facilities and personnel subject to the supervision of each Fund’s Board of Trustees. The Adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Funds and what portion, if any, of a Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the Adviser to pay the compensation and expenses of all officers and Trustees of the Funds who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities.

Under the Advisory Agreements, each Fund pays a monthly management fee to the Adviser as compensation for investment advisory services rendered to the Fund. The fee for Fund is computed at an annual rate of 0.70% of the Fund’s average weekly gross assets and is payable monthly. Pursuant to fee reduction agreements between each Fund and Eaton Vance, the investment advisory fees payable by the Funds have been reduced such that the advisory fee rate is currently computed at an annual rate of 0.52% for the Acquiring Fund and 0.40% for the Acquired Fund. Pursuant to the fee reduction agreement for Acquiring Fund, its advisory fee rate was reduced to 0.52% from 0.565% on November 1, 2018 and will be further reduced to 0.40% in approximately February 2020. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund, and the amount of any outstanding preferred shares issued by the Fund. The Proxy Statement/Prospectus has more detailed information regarding each Fund’s advisory fees. The table below indicates the amount each Fund paid to the Adviser during the last three fiscal years:

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Fund	Fiscal Year/Advisory Fee	Fiscal Year/Advisory Fee	Fiscal Year/Advisory Fee
Acquired Fund	11/30/2015: $623,345	11/30/2016: $615,341	11/30/2017: $589,959
Acquiring Fund	11/30/2015: $2,920,777	11/30/2016: $2,809,887	11/30/2017: $2,821,218

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

The administration fee is earned by EVM for administering the business affairs of each Fund and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. The table below indicates the amount EVM earned during the last three fiscal years for each Fund:

Fund	Fiscal Year/Administration Fee	Fiscal Year/Administration Fee	Fiscal Year/Administration Fee
Acquired Fund	11/30/2015: $202,286	11/30/2016: $ 204,721	11/30/2017: $ $201,294
Acquiring Fund	11/30/2015: $947,842	11/30/2016: $934,652	11/30/2017: $949,962

Information About EVM. EVM is a business trust organized under the laws of The Commonwealth of Massachusetts. EV serves as trustee of EVM. EV and EVM are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of EVM or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of EVM who may also be officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of each Fund (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The Adviser and each Fund have adopted Codes of Ethics (the “Codes”) governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the Adviser may purchase and sell securities (including securities held or eligible for purchase by each Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

The Codes can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-1520, or by electronic mail at publicinfo@sec.gov.

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Portfolio Managers. Adam A. Weigold, CFA, serves as the portfolio manager of the Acquired Fund and Cynthia J. Clemson serves as the portfolio manager of the Acquiring Fund. The portfolio managers each manage other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of November 30, 2017, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Adam A. Weigold
Registered Investment Companies	17	$ 3,467.2	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Cynthia J. Clemson
Registered Investment Companies	14	$ 4,055.3	0	$ 0
Other Pooled Investment Vehicles	1	$ 90.7	0	$ 0
Other Accounts	2	$ 104.7	0	$ 0

The following table shows the dollar value of shares of each Fund beneficially owned by each portfolio manager as of November 30, 2017 and in all Eaton Vance Funds as of December 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Adam A. Weigold	None	$500,001 - $1,000,000
Cynthia J. Clemson	None	Over $1,000,000

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for Eaton Vance. Compensation of the Adviser's portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity

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strategy portfolios. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Investment Advisory Services. Under the general supervision of each Fund’s Board, EVM will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. EVM will furnish to each Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. EVM will compensate all Trustees and officers of each Fund who are members of the EVM organization and who render investment services to the Fund, and will also compensate all other EVM personnel who provide research and investment services to the Fund.

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Commodity Futures Trading Commission Registration. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA. Accordingly, neither a Fund nor the Adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, EVM is registered with the CFTC as a commodity pool operator. EVM is also registered as a commodity trading advisor. The CFTC has neither reviewed nor approved a Fund’s investment strategies or this SAI.

Administrative Services. Under the Administration Agreement, EVM is responsible for managing the business affairs of each Fund, subject to the supervision of the Fund’s Board. EVM will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of each Fund. EVM will compensate all Trustees and officers of each Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other EVM personnel who perform management and administrative services for the Fund. EVM’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business.

OTHER SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of each Fund and will maintain custody of the securities and cash of the Fund. State Street maintains each Fund’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116-5022, an independent registered public accounting firm, audits each Fund’s financial statements and provides other audit, tax and related services.

Transfer Agent. American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, serves as transfer and dividend disbursing agent for each Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining each Fund’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by each Fund) under the procedures.

•	Equity securities (including common stock, exchange-traded funds, closed end funds, preferred equity securities, exchange-traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.
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•	Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.
•	Short-term instruments with remaining maturities of less than 397 days are valued on the basis of market valuations furnished by a pricing service or based on dealer quotations.
•	Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.
•	Senior and junior loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.
•	Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.
•	Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).
•	Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
•	Precious metals are valued at the New York Composite mean quotation.
•	Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.
•	Valuations of foreign equity securities and total return swaps and exchange-traded futures contracts on non-North American equity indices may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser. The portfolio managers of one Eaton Vance fund that invests in senior and junior loans may not possess the same information about a senior or junior loan as the portfolio managers of another Eaton Vance fund. As such, at times the fair value of a loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same loan determined by other portfolio managers.

Each Fund may invest in Eaton Vance Cash Reserves Fund, LLC (“Cash Reserves Fund”), an affiliated investment company managed by Eaton Vance. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

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PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by the investment adviser. Each Fund is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”) and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for

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the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted under applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” Except for trades executed in jurisdictions where such consideration is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades executed by an affiliate of the investment adviser licensed in the United Kingdom may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement. Fund trades may also implicate UK Law requiring the investment adviser to direct any research portion of a brokerage commission to an account controlled by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates also may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the

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investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended November 30, 2017, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions for the Fiscal Year Ended			Providing Research	Providing Research
Fund	11/30/17	11/30/16	11/30/15	11/30/17	11/30/17
Acquired Fund	$451	$451	$584	$0	$0
Acquiring Fund	$0	$0	$0	$0	$0

During the fiscal year ended November 30, 2017, each Fund held no securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act.

TAXES

The discussions below and certain disclosure in the Prospectus provide general tax information related to an investment in the Common Shares of the Funds. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in a Fund. The following tax discussion assumes that you are a U.S. Common Shareholder that is not subject to special rules under the Code, and that you hold the Common Shares as a capital asset (generally, property held for investment). A U.S. Common Shareholder means an owner of Common Shares that, for federal income tax purposes is a citizen or individual resident of the United States, a corporation (including any entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, an estate the income of which is subject to federal income taxation regardless of its source, or a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Each Fund intends to qualify each year as a RIC under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including both investment company taxable income and net tax-exempt income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, each Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for federal income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code). A Fund must also distribute to its shareholders at least the sum of 90% of its investment company taxable income (calculated without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income for each taxable year.

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A Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of its taxable year (i) at least 50% of the value of its total assets represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of a Fund or more than 10% of the voting securities of that issuer, (ii) not more than 25% of the value of a Fund’s assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (y) in securities of one or more qualified publicly traded partnerships. For purposes of the asset diversification test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, and Student Loan Marketing Corporation are treated as U.S. government securities.

In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which a Fund paid no U.S. federal income tax.

If a Fund does not qualify as a RIC for any taxable year, a Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any) and tax-exempt income, will be taxable to the Common Shareholder as ordinary income. Such distributions may be eligible to be treated as qualified dividend income with respect to Common Shareholders who are individuals and may be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided, in each case, certain holding period requirements are met. In order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

A Fund intends to invest a sufficient portion of its assets in tax-exempt municipal obligations so that it will be permitted to pay “exempt-interest dividends” (as defined under applicable federal income tax law). In order for a Fund to be eligible to distribute tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Each distribution of exempt-interest dividends, whether paid in cash or reinvested in additional Common Shares, ordinarily will constitute income exempt from regular federal income tax under current federal tax law. Interest on certain municipal obligations, such as certain private activity bonds, however, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to Common Shareholders to the extent that their tax liability is determined under the AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person’s social security and railroad retirement benefits will be includible in gross income subject to regular federal income tax. A Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the AMT.

In addition to exempt-interest dividends, a Fund also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Taxable distributions are taxable whether such distributions are received in cash or are reinvested in a Fund.

At least annually, a Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

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Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. The maximum tax rate for individuals on long-term capital gains is 20%. Certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.

If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder‘s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if a Fund issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by a Fund during the year. Dividends and other taxable distributions declared by a Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by a Fund) after the close of the Fund’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and other ordinary income are currently taxed at ordinary income rates, while the maximum tax rate for individuals on long-term capital gains is 20%. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains received by such shareholders. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss.

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Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any interest on indebtedness incurred or continued to purchase or carry each Fund’s shares to which exempt-interest dividends are allocated is not deductible by shareholders in proportion to the percentage that the Fund’s distributions of exempt interest dividends bears to all of the Fund’s distributions, excluding properly reported capital gain dividends. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount, as discussed below, if the Fund elects or is required to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

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A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

A Fund may be required to “backup” withhold for U.S. federal income tax purposes a portion of all distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if a Common Shareholder has been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its eligible

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dividends as qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E, as applicable, or substitute Form).

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as FATCA, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a foreign financial institution (“FFI”) unless the FFI enters into an agreement with the IRS to collect and provide to the IRS annually substantial information regarding the entity’s accounts held by “specified United States persons” and “United States owned foreign entities,” or such FFI otherwise demonstrates compliance with or exemption from FATCA. FATCA also generally imposes a withholding tax of 30% on non-financial foreign entities unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners, or a certification identifying the direct and indirect substantial U.S. owners of the entity. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax became effective in 2014 with respect to U.S.-source income and is scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, regulated investment companies, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States persons owning a greater than 10% interest. If a payment by a Fund is subject to withholding under FATCA, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends, short-term capital gain dividends, dividends attributable to qualified net interest income and dividends attributable to tax-exempt interest income). Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in a Fund.

The Code, with respect to all of the foregoing matters and other matters that may affect a Fund or the Common Shareholders, is subject to change by Congress. In recent years there have been significant changes in the Code, and Congress is currently actively considering further significant changes to federal tax law, including possible changes to the tax-exempt status of interest income from municipal obligations. It is not possible at this time to predict whether or to what extent any changes will be made to the Code. Prospective investors should note that a Fund will not undertake to advise investors of any legislative or other developments. Such investors should consult their own tax advisers regarding pending and proposed legislation or other changes.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate investors. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or the implications to Shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning.

Other Federal, State and Local Taxes. Investors should consult their own tax advisors regarding other federal, as well as state or local, tax consequences of investing in a Fund that may be applicable in their particular circumstances, as well as any proposed tax law changes.

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OTHER INFORMATION

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of a Fund. The Declaration of Trust, in coordination with each Fund’s By-laws, also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which each Fund itself is unable to meet its obligations. Each Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to each Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with each Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of a Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

FINANCIAL STATEMENTS

A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement.

Incorporated herein by reference are:

(i)	the unaudited financial statements of the Acquired Fund for the six months ended May 31, 2018 are incorporated by reference herein to the Acquired Fund’s semi-annual report filed on Form N-CSRS on July 26, 2018 (Accession No. 0001193125-18-227675);

(ii)	the audited financial statements of the Acquired Fund for the fiscal year ended November 30, 2017 are incorporated by reference herein to the Acquired Fund’s annual report filed on Form N-CSR on January 26, 2018 (Accession No. 0001193125-17-021009);

(iii)	the unaudited financial statements of the Acquiring Fund for the six months ended May 31, 2018 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSRS on July 26, 2018 (Accession No. 0001193125-18-227694); and

(iv)	the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 2017 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on January 26, 2018 (Accession No. 0001193125-17-021122).
43

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Funds’ Annual and Semiannual Reports, each of which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended May 31, 2018, is intended to present supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at the beginning of that period, on June 1, 2017.

The purpose of the Reorganization is to consolidate the two Funds, each of which invests at least 80% of its net assets in municipal obligations exempt from regular federal income taxes and, with respect to Acquired Fund, New Jersey state personal income tax. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

Each Fund has common shares outstanding and prior to October 30, 2018 the Funds had IMTP outstanding. In connection with the Reorganization, common shareholders of the Acquired Fund will receive shares of beneficial interest of the Acquiring Fund. The Acquiring Fund will be the accounting survivor after the Reorganization. The estimated expense of the Reorganization is $43,125 and such expense will be borne by the Acquired Fund (excluding any trading costs associated with repositioning a Fund’s portfolio which will be borne by the Fund that directly incurs such costs).

Each Fund will obtain an opinion of counsel to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Acquired Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization.

As of November 30, 2017 (its last fiscal year end), the Acquired Fund had an unused capital loss carryforward of approximately $5,650,460. There are various limitations on the use of capital loss carryforwards following a change in ownership. The amount of such capital loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” multiplied by the value of the “loss corporation’s” equity. Given their objectives of tax-exempt current income, each Fund typically does not trade in order to utilize capital loss carryforwards unless there are attractive bonds available that will result in a stable or increased yield to the Fund. As such, it is unlikely that each Fund would utilize all of its capital loss carryforwards, with or without the Reorganization. Please see “Tax Consequences of the Reorganization” in the Proxy Statement/Prospectus for more information.

As of May 31, 2018, the Acquired Fund and Acquiring Fund’s net assets amounted to approximately $61,666,723 million and $310,618,268 million, respectively.

Pursuant to the investment advisory agreement for each Fund, the investment advisory fee rate payable by each Fund is 0.70% of the Fund’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between each Fund and Eaton Vance, the investment advisory fees payable by the Funds have been reduced such that the advisory fee rate is currently computed at an annual rate of 0.52% for the Acquiring Fund and 0.40% for the Acquired Fund. Pursuant to the fee reduction agreement for Acquiring Fund, its advisory fee rate was reduced to 0.52% from 0.565% on November 1, 2018 and will be further reduced to 0.40% by approximately February 2020.

In addition, EVM also provides administration services to each of the Acquiring and Acquired Funds. For an annual administration fee of 0.20% of average weekly gross assets, EVM and its applicable personnel will continue to provide these administrative services to the combined Acquiring Fund following the Reorganization, such that the Funds and all shareholders will continue to receive at least the same scope and quality of administrative services before and after the Reorganization.

44

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table:

Administrator	Eaton Vance Management Two International Place Boston, MA 02110
Transfer agent	American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116-5022

On a pro forma basis, for the twelve months ended May 31, 2018, the proposed Reorganization of the Acquired Fund and the Acquiring Fund, including the previously mentioned changes in the Acquiring Fund’s advisory fee, redemption of Auction Preferred Shares and IMTP, would have resulted in an increase in advisory fees of $120,000, a decrease in legal and accounting services costs of approximately $44,000, a decrease in transfer agent and dividend disbursement agent fees of $19,000, a decrease in custodian fees of $18,000, a decrease in printing and postage costs of approximately $7,000, a decrease in miscellaneous expenses of $53,000, and a decrease in interest expense of $1.06 million, resulting in an overall decrease in operating expenses of approximately $1.08 million or approximately $0.04 per share on the pro forma combined fund.

45

APPENDIX A

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

GLOBAL LONG-TERM RATINGS SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

GLOBAL SHORT-TERM RATING SCALE

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

A-1

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like instruments. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATINGS DEFINITIONS

S&P’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the financial obligation and the promise that it is imputed; and

• Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

ISSUER CREDIT RATINGS DEFINITIONS

S&P’s issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

Counterparty credit ratings, corporate credit ratings and sovereign credit ratings are all forms of issuer credit ratings.

Issuer credit ratings can be either long-term or short-term.

A-4

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable. The 'CC' rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' is in default on one or more of its financial obligations including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-5

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment that would result in a 'SD' or 'D' issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

NR: An issuer designated as NR is not rated.

MUNICIPAL SHORT-TERM NOTE RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects S&P opinions about the liquidity factors and market access risks unique to notes.

Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

A-6

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exist that supports the servicing of financial commitments.

B: Highly speculative. B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

• The issuer had entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

• The formal announcement by the issuer or their agent of distressed debt exchange;

• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

• An uncured payment default on a bond, loan or other material financial obligation, but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

• Has not otherwise ceased operating.

This would include:

• The selective payment default on specific class or currency of debt;

• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

• The extension of multiple waivers of forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

• Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

• In all cases, the assignment of default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Short-Term Credit Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as

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“short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

S&P Insurer Financial Strength Ratings

An S&P insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization's ability to meet nonpolicy (i.e., debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Long-Term Insurer Financial Strength Ratings

Category Definition

AAA

An insurer rated 'AAA' has extremely strong financial security characteristics. 'AAA' is the highest insurer financial strength rating assigned by S&P.

AA

An insurer rated 'AA' has very strong financial security characteristics, differing only slightly from those rated higher.

A

An insurer rated 'A' has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB

An insurer rated 'BBB' has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

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BB; CCC; and CC

An insurer rated 'BB' or lower is regarded as having vulnerable characteristics that may outweigh its strengths. 'BB' indicates the least degree of vulnerability within the range; 'CC' the highest.

BB

An insurer rated 'BB' has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B

An insurer rated 'B' has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC

An insurer rated 'CCC' has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC

An insurer rated 'CC' has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

SD or D

An insurer rated 'SD' (selective default) or 'D' is in default on one or more of its insurance policy obligations but is not under regulatory supervision that would involve a rating of 'R'. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A 'D' rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms. An 'SD' rating is assigned when S&P believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. A selective default includes the completion of a distressed exchange offer. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

NR

An insurer designated 'NR' is not rated.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Insurer Financial Strength Rating

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company's policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency's assessments of the sufficiency of an insurance company's assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

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IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating does not address the quality of an insurer's claims handling services or the relative value of products sold.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between 'B' and 'C' on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer's International Long-Term IFS Ratings.

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APPENDIX B

U.S. TERRITORY MUNICIPAL OBLIGATIONS

Puerto Rico. The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Puerto Rico has a relatively diversified economy and according to the Bureau of Labor Statistics, the largest employment sectors are government, trade, transportation, utilities, education, and health services. Puerto Rico, however, entered into a recession in the fourth quarter of 2006 and has experienced a continuous economic decline since. According to the most recent data available, the Government Development Bank Economic Activity Index reports a 20% cumulative economic decline from 2006 – June 2016 and projects a 13% decline in fiscal 2018 resulting from Hurricanes Irma and Maria. The United States Census Bureau reports median household income is just $19,606, or 35% of the $55,322 United States average, and 45% of Puerto Rico’s population lives below the poverty line. These factors have contributed to Puerto Rico’s ten year population growth rate decline of 11.7%, compared to US mainland growth of 8.1%.

Due to the ongoing financial difficulties faced by the island of Puerto Rico, the Commonwealth found itself unable to structurally balance its budget and fund essential services. On June 30th, 2016 President Obama signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) which provides for; 1) a seven-member Federal Oversight Board with control over Puerto Rico’s finances, 2) a debt adjustment provision patterned after federal Chapter 9 bankruptcy rules, and 3) an automatic stay on litigation through May 1st, 2017. Since the expiration of the Automatic Stay on May 1st 2017, the Commonwealth has faced numerous lawsuits, resulting in five Puerto Rico entities (Commonwealth, COFINA, ERS,HTA, PREPA) filing for Title III protection, similar to chapter 9 municipal bankruptcy. Prior to filing for Title III, the Oversight Board certified the Commonwealth’s 10-year financial plan. Given the constrained liquidity position, the plan called for fiscal and austerity measures to reduce the $68 billion cumulative deficit. The revised 6 year plan currently estimates only $6.7 billion in available resources to pay $20.5 billion in central government debt service, or just 32.7%.

On September 20th 2017, Puerto Rico was hit by a Category 4 hurricane, which sparked a humanitarian crisis, as the island’s critical infrastructure (water, power, and communications) was severely damaged. Additionally the storm’s devastation brings uncertainty to the Title III bankruptcy proceedings – not only from a timing prospective, but also from a governmental service insolvency prospective. Puerto Rico's infrastructure will need to be rebuilt and improved, likely diverting future spending away from bondholder recoveries. In fact, the Federal Oversight Board, which has significant control over Puerto Rico's finances, has already allowed $1 billion to be diverted to recovery costs. The destruction from Maria could contribute to a permanent population exodus from the island, which would lead to declining wealth and a declining tax base. While Puerto Rico will receive significant federal funding to rebuild, its weak economy, lack of liquidity and negative demographics combined with the hit from Maria could result in lower than expected recoveries for many uninsured Puerto Rico bonds.

As of May 28th 2018, eleven unique Puerto Rico issuers have defaulted on their debt, with the total amount of missed principal payments approximately $2.58 billion. Additional defaults are expected as the Oversight Board process is likely to be very long and initial debt restructuring decisions will likely not be made until late this year or early next year. By some estimates, the Board could be in place for a least a decade. The Commonwealth and related public corporations cumulatively have over $68 billion in debt outstanding, and while related, each credit and bond security should be evaluated separately.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is an unincorporated territory of the US, with a population of 106,405. The economy is heavily reliant on the tourism industry, oil refining, and rum production. In September, the USVI was also hit with the devastating hurricanes of Irma and Maria within a 14 day period. The two hurricanes caused widespread devastation to the islands, and while the territory will benefit from FEMA aid, these storms have worsened the already weak financial position of the government.

An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds; however, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The USVI receives a $10.50 per proof gallon base rate from the

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$13.50 federal excise tax, this base rate has periodically been increased to a higher $13.50 but requires the US Senate Finance Committee approval. After Hurricane Irma, the US Interior announced it would advance the cover-over payment of $224 million for 2018 to the Government to help fund critical operations. Prior to the storm, the government faced a structural imbalance of over $110 million for 2017; for the past decade the government has largely relied on borrowing to close their annual deficits. Some officials have proposed refinancing current debt and issuing new deficit financing to close the current budget gap, but the island was unable to access the capital markets in early 2017 due to growing concerns about the territory’s weak financial position. After the storms, the government estimates that the 2018 deficit could jump to $325 million given the lost general fund revenue relating to the hurricane damage, but could be partially offset with federal aid and future year tax collections related to rebuilding efforts. Moody’s ceased rating USVI general obligations in February 2013 due to the lack of sufficient financial disclosure, while Fitch had maintained an implied general obligation rating of CCC negative until its recent rating withdrawal. S&P does not rate the USVI general obligations. The Cruzan senior lien rum tax bonds are currently rated Caa2 negative by Moody’s, and are now not rated by Fitch or S&P. The subordinate Diageo bonds are rated Caa3 negative by Moody’s. Recently Moody’s, S&P, and Fitch have all downgraded the territory and placed a negative outlook on the debt as a result of fiscal and liquidity situation the central government faces, complicated by the effects of Hurricanes Irma and Maria.

Guam. Guam is a United States territory located 3,810 miles west of Hawaii and 1,500 miles southeast of Japan and its economy is based primarily on Japanese and Korean tourism and the United States military due to its strategic position as the western most territory/state in the United States. The territory boasts a population of 159,538, with an additional 13,000 active military personal and military dependents. Guam’s economy shows some signs of improvement, although reliant on defense spending which can make it vulnerable to economic cycle. Gross domestic product grew 0.4% in 2016, the most recent data available. Guam’s unemployment rate recently dropped to 6.5%, its lowest rate in several years. Hotel revenue has recorded strong growth over the past six years with tourist arrivals breaking a twenty year record with 1.54 million arrivals in 2016.

The Government of Guam has a history of persistent operating deficits. Operating deficits were caused by a number of issues including the global recession, natural disasters, the SARS epidemic, retiree settlement liabilities and past administrations and legislatures that were unwilling to control expenses. Guam’s General Fund balance has returned negative after operating deficits of ($28) million in 2013, ($62) million in 2014, ($59) million deficit in 2015. While the Government reported a $13 million surplus in 2016, the General Fund balance remains negative at ($106) million. The Government recently passed a 2% sales tax increase to help fill a $48 million budget gap that opened in December 2017, after the federal tax overhaul. According to Guam’s auditor, the island faces a $2.1 billion liability when debt and unfunded pension liabilities are included. The history of large negative general fund balances and limited liquidity has constrained the territory’s rating; Moody’s has assigned the Government a Ba1 negative, S&P rates the GO BB- watch negative, while Fitch maintains an implied general obligation rating of BB. The Government of Guam has also issued bonds backed by Section 30 revenue (federal income taxes derived from military personnel and federal civil service employees on Guam) which are rated BBB+ stable by S&P. Additionally, the Government of Guam established a new credit in 2011, creating a lien on Business Privilege Taxes; BPT revenue has recorded 19% growth over the past five years. This credit is Guam’s highest rated credit at A stable by S&P, but recently was downgraded by Fitch to BB stable then the rating was removed reflecting the general operations of the Government of Guam and the implied implications of PROMESA.

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APPENDIX C

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy:

•	“Fund” means each registered investment company sponsored by the Eaton Vance organization; and
•	“Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below. In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year. On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•	The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages. Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and
•	the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act. The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser. When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2 In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3 For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

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•	They shall convene a meeting to review and consider all relevant materials related to the proxies involved. This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;
•	In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.
•	The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting. Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

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[1]	The Eaton Vance Funds may be organized as trusts or corporations. For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.
[2]	An Adviser is expected to maintain a process for identifying a potential material conflict of interest. As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.
[3]	If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.
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EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

EATON VANCE INVESTMENT COUNSEL

EATON VANCE TRUST COMPANY

EATON VANCE MANAGEMENT (INTERNATIONAL) LIMITED

EATON VANCE ADVISERS INTERNATIONAL LTD.

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd. and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

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B. Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014). Such oversight currently may include one or more of the following:

•	periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);
•	periodic review of a sample of ballots for accuracy and correct application of the Guidelines;
•	periodic meetings with Agent’s client services team;
•	periodic in-person and/or web-based due diligence meetings;
•	receipt and review of annual certifications received from the Agent; and/or
•	annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Advisers International Ltd. (“EVAIL”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted(1) or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

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With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1. Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

2. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3. Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4. Social and Environmental Issues

The Advisers will vote social and environmental proposals on a “case-by-case” basis taking into consideration industry best practices and existing management policies and practices.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B. Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3. Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. Should the vote by the Global Proxy Group concerning one or more recommendations result in a

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tie, EVM’s Chief Equity Investment Officer will determine the manner in which the proxy will be voted. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4. Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C. Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;
•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
•	A record of each vote cast;
•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVAIL shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to

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engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•	Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.
•	If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
•	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
•	The client, in the case of an individual, corporate, institutional or benefit plan client;
•	In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or
•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict

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of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

(1)	The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

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Eaton Vance New Jersey Municipal Income Trust

Eaton Vance Municipal Income Trust

Statement of Additional Information

November 21, 2018

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

Common Stock

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

1-866-706-0514

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

PART C

OTHER INFORMATION

Item 15. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The advisory agreement of the Registrant provides the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

Item 16. Exhibits

(1)	(a)

Agreement and Declaration of Trust dated December 10, 1998 filed as Exhibit (a) to Registrant’s Initial Registration Statement on Form N-2 (File No. 811-09141) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 1998 (the “Initial Common Shares Registration Statement”) (Accession No. 0000940394-98-000411) and incorporated herein by reference.

(b)

Amendment to Agreement and Declaration of Trust dated August 11, 2008 filed as Exhibit (1)(b) to Registrant’s Registration Statement on Form N-14 (“Registrant’s N-14”) filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(2)	(a)

By-Laws filed as Exhibit (b) to Registrant’s Initial Common Shares Registration Statement filed with the Commission on December 11, 1998 (Accession No. 0000940394-98-000411) and incorporated herein by reference.

(b)

Amendment to the By-Laws dated August 16, 1999 filed as Exhibit (2)(c) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(c)

Amendment to the By-Laws dated February 13, 2003 filed as Exhibit (2)(d) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(d)

Amendment to the By-Laws dated December 20, 2004 filed as Exhibit (2)(e) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(e)

Amendment to the By-Laws dated February 7, 2005 filed as Exhibit (2)(f) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

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(f)

Amendment to the By-Laws dated February 8, 2005 filed as Exhibit (2)(g) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(g)

Amendment to the By-Laws dated December 11, 2006 filed as Exhibit (2)(i) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(h)

Amendment to the By-Laws dated August 11, 2008 filed as Exhibit (2)(j) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(i)

Amendment to the By-Laws dated November 17, 2008 filed as Exhibit (2)(k) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

(j)

Amendment to the By-Laws dated April 23, 2012 filed as Exhibit (b)(12) to Registrant’s N-2/A filed with the Commission on May 22, 2013 (Accession No. 0000940394-13-000699) and incorporated herein by reference.

(k)	Amendment to the By-Laws effective February 26, 2016 filed as Exhibit (2)(k) to the Registrant’s Initial Registration Statement under Form N-14 filed with the Commission on July 25, 2018 (Accession No. 0000940394-08-001387) and incorporated herein by reference.

(3)		Not Applicable.
(4)		Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the Proxy Statement/Prospectus and included in Part A of this Registration Statement.
(5)

Specimen Certificate for Common Shares of Beneficial Interest filed as Exhibit (d)(1) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(6)	(a)

Investment Advisory Agreement dated December 21, 1998, filed as Exhibit (2)(g) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(b)

Fee Reduction Agreement dated August 11, 2008 between each Fund listed on Appendix A (the Funds) and Eaton Vance Management (the Adviser) filed as Exhibit (g)(2) to Registrant’s Pre-Effective Amendment No. 3 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on June 28, 2013 (Accession No. 0000940394-13-000891) and incorporated herein by reference.

(c)

Fee Reduction Agreement dated April 26, 2010 between each Fund listed on Appendix A (the Funds) and Eaton Vance Management (the Adviser) filed as Exhibit (g)(3) to Registrant’s Pre-Effective Amendment No. 3 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on June 28, 2013 (Accession No. 0000940394-13-000891) and incorporated herein by reference.

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(d)

Amended and Restated Fee Reduction Agreement dated October 15, 2018 to Agreement dated April 26, 2010 between Eaton Vance Municipal Income Trust and Eaton Vance Management filed as Exhibit (6)(d) to the Registrant’s Initial Registration Statement under Form N-14 filed with the Commission on October 15, 2018 (Accession No. 0000940394-18-001678) and incorporated herein by reference.

(7)	(a)

Form of Underwriting Agreement dated January 26, 1999 with respect to Common Shares filed as Exhibit (h)(1) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(b)

Master Agreement among Underwriters with respect to Common Shares filed as Exhibit (h)(2) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(c)

Master Selected Dealers Agreement with respect to Common Shares filed as Exhibit (h)(3) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(d)

Form of Distribution Agreement with respect to the Rule 415 shelf offering is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Shelf Registration Statement filed with the Commission on September 20, 2016 (Accession No. 000940394-16-003044) (“Form of Distribution Agreement”).

(e)

Form of Sub-Placement Agent Agreement between Eaton Vance Distributors, Inc. and UBS Securities LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Shelf Registration Statement filed with the Commission on September 20, 2016 (Accession No. 000940394-16-003044) (“Form of Sub-Placement Agent Agreement”).

(8)		Not Applicable.
(9)	(a)

Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

(b)

Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.

(c)

Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.

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(d)

Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

(10)		Not Applicable.
(11)		Opinion and Consent of Counsel – filed herewith.
(12)		Opinion of Ropes & Gray LLP supporting the tax matters discussed in the Proxy Statement/Prospectus – to be filed by amendment.
(13)	(a)

Transfer Agency and Services Agreement dated April 13, 2017 filed as Exhibit (k)(1) to Pre-Effective Amendment No. 1 of Eaton Vance Floating-Rate 2022 Target Term Trust (File Nos. 333-216805, 811-23240) filed with the Commission on June 28, 2017 (Accession No. 0001193125-17-215501) and incorporated herein by reference.

(b)

Administration Agreement dated December 21, 1998 with respect to Common Shares filed as Exhibit (k)(2) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(c)

Letter Agreement with Eaton Vance Management dated January 21, 1999 filed as Exhibit (p) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(d)

Form of Calculation and Paying Agent Agreement between Each Fund Listed on Annex A and The Bank of New York Mellon dated as of December 11, 2015 filed as Exhibit (13)(d) to the Registrant’s Initial Registration Statement under Form N-14 filed with the Commission on July 25, 2018 (Accession No. 0000940394-08-001387) and incorporated herein by reference.

(14)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(15)		Not Applicable.
(16)	Power of Attorney dated October 10, 2018 filed as Exhibit (16) to the Registrant’s Initial Registration Statement under Form N-14 filed with the Commission on October 15, 2018 (Accession No. 0000940394-18-001678) and incorporated herein by reference.

(17)	(a)	(i)

Eaton Vance New Jersey Municipal Income Trust Annual Report to Shareholders for the period ended November 30, 2017 is incorporated herein by reference to the Registrant's Form N-CSR filed with the Commission on January 26, 2018 (Accession No. 0001193125-18-021099).

(ii)

Eaton Vance Municipal Income Trust Annual Report to Shareholders for the period ended November 30, 2017 is incorporated herein by reference to the Registrant's Form N-CSR filed with the Commission on January 26, 2018 (Accession No. 0001193125-18-021122).

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(iii)

Eaton Vance New Jersey Municipal Income Trust Semiannual Report to Shareholders for the period ended May 31, 2018 is incorporated herein by reference to the Registrant's Form N-CSR filed with the Commission on July 26, 2018 (Accession No. 0001193125-18-227675).

(ii)

Eaton Vance Municipal Income Trust Semiannual Report to Shareholders for the period ended May 31, 2018 is incorporated herein by reference to the Registrant's Form N-CSR filed with the Commission on July 26, 2018 (Accession No. 0001193125-18-227694).

(b)	Form of Proxy is filed herewith and appears following the Prospectus/Proxy Statement included in this Registration Statement.
(c)

Dividend Reinvestment Plan with respect to Common Shares filed as Exhibit (2)(e) to Registrant’s Pre-Effective Amendment No. 1 to the Initial Common Shares Registration Statement on Form N-2/A filed with the Commission on January 26, 1999 (Accession No. 0000950135-99-000298) and incorporated herein by reference.

(d)	Amended and Restated Dividend Reinvestment Plan filed as Exhibit (17)(c) to Registrant’s N-14 filed with the Commission on December 18, 2008 (Accession No. 0000940394-08-001591) and incorporated herein by reference.

Item 17. Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed Reorganizations within a reasonably prompt time after receipt of such opinions.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Municipal Income Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on its behalf by the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 20th day of November, 2018.

EATON VANCE MUNICIPAL INCOME TRUST

 By: /s/ Payson F. Swaffield

Payson F. Swaffield

President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date
/s/ Payson F. Swaffield
Payson F. Swaffield	President (Chief Executive Officer)	November 20, 2018

/s/ James F. Kirchner	Treasurer (Principal Financial
James F. Kirchner	and Accounting Officer)	November 20, 2018

Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	November 20, 2018

Mark R. Fetting*
Mark R. Fetting	Trustee	November 20, 2018

Cynthia E. Frost*
Cynthia E. Frost	Trustee	November 20, 2018

George J. Gorman*
George J. Gorman	Trustee	November 20, 2018

Valerie A. Mosley*
Valerie A. Mosley	Trustee	November 20, 2018

William H. Park*
William H. Park	Trustee	November 20, 2018

Helen Frame Peters*
Helen Frame Peters	Trustee	November 20, 2018

Keith Quinton*
Keith Quinton	Trustee	November 20, 2018

Marcus L. Smith*
Marcus L. Smith	Trustee	November 20, 2018

Susan J. Sutherland*
Susan J. Sutherland	Trustee	November 20, 2018

Harriett Tee Taggart*
Harriett Tee Taggart	Trustee	November 20, 2018

Scott E. Wennerholm*
Scott E. Wennerholm	Trustee	November 20, 2018

* By: /s/ Maureen A. Gemma
Maureen A. Gemma As Attorney-in-Fact

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EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number Description

(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm

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